UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☑    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a‑12
SIGNATURE OFFICE REIT, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
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☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify     the filing for which the offsetting fee was paid previously. Identify the previous filing by     registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

SIGNATURE OFFICE REIT, INC.
6200 The Corners Parkway, Suite 250
Norcross, Georgia 30092-3365

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
AND INTERNET AVAILABILITY OF PROXY MATERIALS

Dear Stockholder:
On Wednesday, August 6, 2014, we will hold our 2014 annual meeting of stockholders at the Atlanta Marriott Norcross, 475 Technology Parkway NW, Norcross, Georgia 30092. The meeting will begin at 1:30 p.m. eastern daylight time. Directions to the 2014 annual meeting of stockholders can be obtained by calling our Shareholder Services team at 1-855-328-0109.
We are holding this meeting to:

1.	Elect three directors to hold office for one-year terms expiring in 2015.
The board of directors recommends a vote FOR each nominee.

2.	Approve four proposals to amend our charter.

A.
Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions.

B.	Add language to specify that the charter provision regarding the requirements of tender offers will apply until we list our shares on a national securities exchange.

C.	Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock.

D.	Eliminate a provision that exempts us from the application of Subtitle 8 of Title 3 of the Maryland General Corporation Law.
The board of directors recommends a vote FOR each of these proposals.

3.	Permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
The board of directors recommends a vote FOR the proposal.

4.	Attend to other business properly presented at the meeting.
The board of directors has selected May 11, 2014 as the record date for determining stockholders entitled to vote at the meeting.
This proxy statement and proxy card are being mailed to you on or about May 30, 2014. Our 2013 Annual Report, which is not a part of the proxy soliciting material, has been mailed to each of our stockholders of record as of the close of business on May 11, 2014.
Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy:

(1)	over the Internet, using the control number shown on the enclosed proxy card;

(2)	by telephone, using the control number shown on the enclosed proxy card; or

(3)	by mail, using the enclosed proxy card.
Because we are a widely held REIT with more than 10,900 recordholders, your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2014:

Our Proxy Statement, Form of Proxy Card, and our 2013 Annual Report to Stockholders are also available at
http://www.SignatureREIT.com/proxy

By Order of the Board of Directors
Frank M. Bishop
Chairman
Norcross, Georgia
May 30, 2014

QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted on at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
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Q:	Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2014 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

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Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who cannot attend a meeting in person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are Douglas P. Williams or Glen F. Smith, each of whom are our officers. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. If you submit your proxy without instructions, the appointed proxies will vote FOR all of the director nominees, FOR the proposals to amend our charter, and FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. They will not vote your shares of common stock if you do not return the enclosed proxy card.

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Q:	When is the annual meeting and where will it be held?

A:
The annual meeting will be held on Wednesday, August 6, 2014, at 1:30 p.m. eastern daylight time at the Atlanta Marriott Norcross, 475 Technology Parkway NW, Norcross, Georgia 30092. Directions to the 2014 annual meeting of stockholders can be obtained by calling our Shareholder Services team at 1-855-328-0109.

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Q:	Who is entitled to vote?

A:
Anyone who is a stockholder of record at the close of business on May 11, 2014, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. Every stockholder is entitled to one vote for each share of common stock held, including fractional shares.

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Q:	How many shares of common stock are outstanding?

A:	As of May 11, 2014, there were 20,473,023.932 shares of our common stock issued and outstanding.
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Q:	What is a “quorum”?

A:
A “quorum” consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Generally, if you submit a properly executed proxy card, then your shares will be counted toward the presence of a quorum.

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Q:	What may I vote on?

A:
You may vote on the election of nominees to serve on the board of directors, the amendment and restatement of our charter, the adjournment of our annual meeting to solicit additional proxies if necessary, and on any other proposal to be voted on.

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Q:	How does the board of directors recommend I vote on each proposal?

A:
The board of directors recommends a vote FOR each of the nominees for election as a director who are named as such in this proxy statement, a vote FOR the four proposals to amend our charter, and a vote FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary.

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Q:	How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. Whether or not you plan to attend the meeting and vote in person, we urge you to have your proxy vote recorded in advance of the meeting. Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet, using the unique control number found on the enclosed proxy card; (2) by telephone, using the unique control number found on the enclosed proxy card; or (3) by mail, using the enclosed proxy card. If you have Internet access, we encourage you to vote by proxy via the Internet. It is convenient and it saves us significant postage and processing costs. In addition, when you vote by proxy via the Internet or by phone prior to the meeting date, your proxy vote is recorded immediately and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted. For further instructions on voting, see your enclosed proxy card in this proxy statement. If you attend the annual meeting, you also may submit your vote in person, and any previous proxy votes that you submitted, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of common stock will be voted “FOR” the nominees for director, “FOR” the proposals to amend our charter, and “FOR” the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Williams or Smith.

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Q:	What if I vote by proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1)	notifying Douglas P. Williams, our Secretary;

(2)	attending the meeting and voting in person;

(3)	returning another proxy card, dated after your first proxy card, provided we receive the second proxy card before the annual meeting date; or

(4)	recasting your proxy vote via the Internet or by telephone.

Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.
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Q:	Will my vote make a difference?

A:
Yes. As discussed below, your vote could affect the composition of our board of directors and whether our charter is amended. Moreover, your presence by proxy or in person is needed to ensure that the proposals can be acted upon. Because we are a widely held REIT (with more than 10,900 recordholders), YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

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Q:	What are the voting requirements to elect the board of directors?

A:
With regard to the election of directors, you may vote “FOR ALL” of the nominees, you may withhold your vote for all of the nominees by voting “WITHHOLD ALL,” or you may vote for all of the nominees except for certain nominees by voting “FOR ALL EXCEPT” and listing the corresponding number of the nominee(s) for whom you want your vote withheld in the space provided on the proxy card. Under our charter a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes (discussed below) will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors.

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Q:	What are the voting requirements to approve the proposals to amend the charter?

A:
Approval of the four proposals to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted FOR the proposals to amend our charter unless stockholders designate otherwise.

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Q:	What are the voting requirements to approve the proposal to adjourn the annual meeting to solicit additional proxies if necessary?

A:
Approval of the proposal to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal. Abstentions and broker non-votes will not have an effect on the proposal to adjourn the annual meeting to solicit additional proxies if necessary. Proxies received will be voted FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary unless stockholders designate otherwise.

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Q:	What is a “broker non-vote”?

A:
A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings and are prohibited from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Brokers also may not exercise discretionary voting with respect to the amendment of our charter. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors or the amendment and restatement of our charter. However, even without such instructions, the shares of beneficial owners will be treated as present for the purposes of establishing a quorum if the broker votes such shares on the proposal regarding the adjournment of the meeting, which proposal is a routine matter with respect to which brokers have discretionary authority to vote.

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Q:	How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the election of directors and the proposals to amend our charter, if any other business is properly presented at the annual meeting, a signed proxy card gives authority to Douglas P. Williams, our Executive Vice President, Chief Operating Officer, Secretary and Treasurer; and Glen F. Smith, our Senior Vice President and Chief Financial Officer; and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

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Q:	When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2015 may do so by following the procedures prescribed in Section 2.12 of our bylaws and in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2015 annual meeting, director nominations and other stockholder proposals must be received by Douglas P. Williams, our Secretary, no later than March 1, 2015. To also be eligible for inclusion in our proxy statement for the 2015 annual meeting, director nominations and other stockholder proposals must be received by Mr. Williams by January 30, 2015.

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Q:	Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We have contracted with Computershare Fund Services (“CFS”), to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay CFS fees of approximately $34,000 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our officers and employees as well as employees of Wells Real Estate Funds, Inc. ("Wells Real Estate Funds"), with whom we have a transition services agreement, may also solicit proxies, but they will not be specifically compensated for these services.

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Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing this proxy solicitation material, employees of CFS, our employees, and our officers, as well as employees of Wells Real Estate Funds, also may solicit proxies in person, via the Internet, by telephone, or by any other electronic means of communication or by other means of communication we deem appropriate.

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Q:	If I share my residence with another stockholder, how many copies of the Annual Report and Proxy Statement will I receive?

A:
In accordance with a notice previously sent to our stockholders, we are sending only a single set of the annual report and proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and stems from rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us reduce costs. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of these documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the following address: Signature Office REIT Shareholder Services c/o DST Systems, Inc., P.O. Box 219073, Kansas City, MO 64121-6073, or call us at 1-855-328-0109. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

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Q:	What if I consent to have one set of materials mailed now but change my mind later?

A:
You may withdraw your householding consent at any time by contacting our Shareholder Services team at the address and telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instruction.

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Q:	The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

A:
When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting our Shareholder Services team at the address and telephone number provided above.

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Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

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Q:	Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following Web address: http://www.SignatureREIT.com/proxy.

We also file annual, quarterly, and current reports; proxy statements; and other information with the SEC. You may read and copy any reports, statements, or other information we file with the SEC on the Web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have three directors, all of whom are being nominated for reelection at the annual meeting. We currently have no vacant director positions. Our board of directors held 12 meetings during 2013. For biographical information regarding our directors, see “Executive Officers and Directors” on page 20.
Our board of directors has established an Audit Committee and a Compensation Committee. In addition, our charter has established a Conflicts Committee consisting of all of our independent directors. Information regarding each of the committees is set forth below.
Director Independence
Although our shares are not listed for trading on any national securities exchange, all of our directors are “independent” as defined by the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). The board of directors has determined that Frank M. Bishop, Stephen J. LaMontagne and Harvey E. Tarpley each qualify as an independent director under the NYSE standards.
The Audit Committee
General
The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibilities by overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others, overseeing the system of internal control over financial reporting that our management has established, and overseeing our audit and financial reporting process. The Audit Committee also is responsible for overseeing our compliance with applicable laws and regulations and for establishing procedures for the ethical conduct of our business. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2010 and subsequently amended on January 2, 2014. The Audit Committee Charter is available on our Web site at www.SignatureREIT.com.
The members of the Audit Committee are Harvey E. Tarpley (Chairman), Frank M. Bishop and Stephen J. LaMontagne. Each of the members of the Audit Committee is “independent” as defined by the NYSE. The board has determined that Mr. Tarpley qualifies as the Audit Committee “financial expert” within the meaning of SEC rules. During 2013, the Audit Committee held four meetings.
Independent Auditors
During the year ended December 31, 2013, Deloitte & Touche LLP served as our independent auditor and provided certain domestic tax and other services. Deloitte & Touche LLP has served as our independent auditor since our formation. The Audit Committee has engaged Deloitte & Touche LLP as our independent auditor to audit our financial statements for the year ending December 31, 2014. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to the stockholders in accordance with applicable securities laws.
Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions posed by any stockholders.

Preapproval Policies
The Audit Committee's charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors' independence. Unless a type of service to be provided by the independent auditors has received "general" preapproval, it will require "specific" preapproval by the Audit Committee.
All requests or applications for services to be provided by the independent auditor that do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and our principal financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of our independent auditors. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.
All services rendered by Deloitte & Touche LLP and Deloitte Tax LLP for the year ended December 31, 2013, were preapproved in accordance with the policies and procedures described above.
Principal Auditor Fees

The Audit Committee reviewed the audit and nonaudit services performed by our principal auditor, as well as the fees charged by the principal auditor for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of the principal auditor. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by our principal auditor, for the years ended December 31, 2013 and 2012, are set forth in the table below.

	2013	2012
Audit fees	$399,000	$360,000
Audit-related fees	—	—
Tax fees	54,680	38,525
All other fees	—	—
Total fees	$453,680	$398,525

For purposes of the preceding table, the principal auditor’s professional fees are classified as follows:

•
Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the principal auditor in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, including reviews of our financial statements included in the registration statements, as amended, related to our public offerings of common stock. Audit fees are presented for the period to which the audit work relates.

•
Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•
Tax fees – These are fees for all professional services performed by professional staff in our independent auditor's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services also may include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence. Tax fees are presented for the period in which the services were provided.

•	All other fees – These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.
Report of the Audit Committee
The Audit Committee reviews the financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2013 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 as amended, AICPA, Professional Standards, Vol. 1 AU, Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding Communication with Audit Committees.

The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP’s provision of nonaudit services is compatible with maintaining its independence from us.
The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.
In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, the inclusion of the 2013 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

March 5, 2014	The Audit Committee of the Board of Directors:
Harvey E. Tarpley (Chairman), Frank M. Bishop and
Stephen J. LaMontagne

The Compensation Committee
Our Compensation Committee currently consists of Frank M. Bishop (Chairman), Stephen J. LaMontagne and Harvey E. Tarpley, all of whom are independent directors. The primary responsibilities of our Compensation Committee are to review and approve corporate goals and objectives relevant to compensation of the executive officers, conduct an annual review and evaluation of the performance of the executive officers in light of those goals and objectives, and propose to the board of directors the compensation level of the executive officers based on such evaluation. The Compensation Committee will also make recommendations to the board of directors with respect to non-executive officer compensation, and incentive-compensation and equity-based plans that are subject to board approval. In addition, the Compensation Committee will review the compensation and benefits of the members of the board of directors annually and, when it deems appropriate, recommend to the board of directors changes in such compensation and benefits. Finally, the Compensation Committee will produce an annual report on executive compensation for inclusion in future proxy statements after reviewing our compensation discussion and analysis.
The Compensation Committee was formed by the board of directors on November 6, 2013 upon the recommendation of the board of directors in connection with our transition to self-management. The Compensation Committee held one meeting in 2013 to approve the base salaries and severance plan for our employees, effective January 1, 2014, in preparation for our transition to self-management.
In November 2013, the board of directors engaged the services of FPL Associates, L.P., a nationally recognized compensation consulting firm specializing in the real estate industry, to assist us in determining competitive compensation levels and the programs to implement. The Compensation Committee worked with FPL Associates to identify components of our employee compensation program. As part of their engagement, FPL Associates, among other things, has provided competitive market compensation data and has made recommendations for the base salaries for our employees. FPL Associates has not been engaged by our executive officers to perform any work on their behalf and we consider FPL Associates to be an independent compensation consultant.

FPL Associates provided competitive market compensation data for a peer group, which was selected primarily based on total capitalization that is similar to ours, consisting of the following 12 companies:

Agree Realty Corporation	Excel Trust, Inc.	Summit Hotel Properties, Inc.
Associated Estates Realty Corporation	Hudson Pacific Properties, Inc.	Terreno Realty Corporation
Campus Crest Communities, Inc.	One Liberty Properties	UMH Properties, Inc.
Chatham Lodging Trust	STAG Industrial, Inc.	Urstadt Biddle Properties Inc.
Using market data and information it received from FPL Associates, the Compensation Committee, with input from management and the full board of directors, established the base salaries for our employees. In establishing the base salaries for our employees, the Compensation Committee did not target compensation levels at any specific point or percentile against the peer group data; however, it did look to ensure that overall base salaries approximated the market median, based on the peer groups presented by FPL Associates, unless substantial performance occurs.
The Conflicts Committee
The members of our Conflicts Committee are Frank M. Bishop, Stephen J. LaMontagne and Harvey E. Tarpley, all of whom are independent directors. Our charter empowers the Conflicts Committee to act on any matter that may be delegated to a committee under Maryland law. If a matter cannot be delegated to a committee under Maryland law but the Conflicts Committee had determined that the matter at issue was such that the exercise of independent judgment by affiliates of our former advisor could reasonably have been compromised, both the board of directors and the Conflicts Committee approved the matter. Among the duties of the Conflicts Committee are the following:

•	reviewing and reporting on our policies (see “– Report of the Conflicts Committee – Review of Our Policies” below);

•	approving transactions with affiliates and reporting on their fairness to us (see “– Report of the Conflicts Committee – Transactions with Affiliates” below);

•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;

•	approving borrowings in excess of limits set forth in our charter;

•	approving acquisitions and dispositions; and

•	evaluating the performance of our officers.
The primary responsibilities of the Conflicts Committee are enumerated in our charter. We do not have a separate charter for the Conflicts Committee. The Conflicts Committee held seven meetings during 2013.
Report of the Conflicts Committee
Review of Our Policies
The Conflicts Committee has reviewed our policies and determined that they are in the best interest of our stockholders. Set forth below is a discussion of the basis for that determination.

Investment Policies. We focus our investment efforts on the acquisition of high-quality, income-generating office properties located in the United States and leased to creditworthy tenants. Although we may acquire other types of real estate, including industrial properties, this focus is preferred because we believe it best enables us to achieve our goals of generating current income and preserving investor capital. We have extensive expertise with this type of real estate.
Borrowing Policies. We have a limitation on borrowing that precludes us from borrowing in excess of 100% of the value of our net assets. Net assets for purposes of this calculation is defined to be our total assets (other than intangibles), valued at cost prior to deducting depreciation and amortization, less total liabilities, calculated quarterly by us on a basis consistently applied. A majority of our Conflicts Committee may approve a higher level of borrowing upon determining that substantial justification exists and disclosing such excess to our stockholders in our next quarterly report, along with an explanation for such excess. We may place long-term debt on our existing properties and those properties that we may acquire in the future. The percentage of short-term and long-term debt used in our capital structure will depend on various factors to be considered in the sole discretion of our board of directors, including but not limited to, the availability of properties meeting our investment criteria, the availability of debt, and changes in the cost of debt financing. Over the long term, we have a policy of keeping our debt at no more than 50% of the cost of our assets (before depreciation and amortization) and, ideally, at less than this 50% debt-to-real-estate-asset ratio. This conservative leverage goal could reduce the amount of current income we can generate for our stockholders, but it also reduces their risk of loss. We believe that preserving investor capital while generating stable current income is in the best interest of our stockholders. As of December 31, 2013, our debt-to-net-assets ratio was approximately 38% and our debt-to-real-estate-asset ratio was approximately 28%.
Policies Regarding Operating Expenses. We have the responsibility of limiting total operating expenses to no more than the greater of 2% of our average invested assets or 25% of our net income, as these terms are defined by our charter, unless the Conflicts Committee has determined that such excess expenses were justified based on unusual and non-recurring factors. For the four consecutive quarters ended December 31, 2013, total operating expenses represented 1.5% of average invested assets and 15.5% of net income.
Offering Policies. On June 10, 2013, we concluded our primary public offering of common stock; however, we continued to offer shares to our existing stockholders through our distribution reinvestment plan through the payment of the distribution for the first quarter of 2014. On March 5, 2014, our board of directors elected to terminate the distribution reinvestment plan effective after the payment of the distribution for the first quarter of 2014. For the year ended December 31, 2013, the ratio of the costs of raising capital to the amount of capital raised was 9.6%.

Liquidity Event Policy. We believe it is in the best interest of our stockholders for our common shares to remain unlisted on a national exchange at this time. However, we remain open to considering all liquidity event options should favorable opportunities arise. Our charter requires that in the event our stock is not listed on a national securities exchange by July 31, 2020, we must either seek stockholder approval to extend or amend this listing deadline or seek stockholder approval to begin liquidating investments and distributing the resulting proceeds to our stockholders.
Transactions with Affiliates
Our charter requires our Conflicts Committee to review and approve all transactions involving our affiliates and us. Prior to entering into a transaction with an affiliate, a majority of the Conflicts Committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Ethics lists examples of types of transactions with affiliates that would create prohibited conflicts of interest. Under the Code of Ethics, our officers and directors are required to bring potential conflicts of interest to the attention of the chairman of our Audit Committee promptly. The Conflicts Committee reviewed the material transactions between our affiliates and us since the beginning of 2013. Set forth below is a description of such transactions and the Conflicts Committee’s report on their fairness.
Our Relationship with Wells Real Estate Funds and the Advisor
From our inception through December 31, 2013, prior to the completion of our transition to self-management, Wells Core Office Income REIT Advisory Services, LLC (the “Advisor”) provided our day-to-day management. Among the services provided by the Advisor under the terms of our advisory agreement were the following:
•real estate acquisition services;
•asset management services;
•real estate disposition services;
•property management oversight services; and
•administrative services.
The Advisor was at all times subject to the supervision of our board of directors and had only such authority as we delegated to it as our agent. The advisory agreement was terminated on December 31, 2013 in connection with our transition to self-management.
From January 1, 2012 through December 31, 2013, we compensated the Advisor as set forth below.

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We incurred acquisition fees payable to the Advisor equal to 2.0% of gross proceeds from our public offerings of common stock for services in connection with the selection, purchase, development, or construction of real property. We incurred such acquisition fees upon receipt of proceeds from the sale of shares. Acquisition fees from January 1, 2012 through December 31, 2013, totaled approximately $5.9 million.

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Under the advisory agreement that was effective from June 11, 2013 through December 31, 2013, for asset management services, we generally paid monthly asset management fees equal to one-twelfth of 1.00% of the cost of all of our properties and our investments in joint ventures plus our allocable share of additional capital improvements made by the joint venture (“Adjusted Cost”), for so long as the Adjusted Cost was less than or equal to $605,000,000 and (b) 0.50% of Adjusted Cost over $605,000,000. Prior to June 11, 2013, under a prior advisory agreement, the monthly asset management fee was equal to one-twelfth of 0.75% of the cost of all of our properties and our investments in joint ventures. Asset management fees incurred from January 1, 2012 through December 31, 2013, totaled approximately $8.4 million.

•
Under the terms of our advisory agreement in effect prior to June 11, 2013, we were obligated to reimburse the Advisor for organization and offering costs, including legal, accounting, printing, personnel expenses, and other accountable offering costs, equal to the lesser of actual costs incurred or 2.0% of the total gross offering proceeds raised in our initial public offering. The Advisor incurred aggregate organization and offering expenses on our behalf of approximately $20.1 million. Cumulative other offering costs of approximately $10.3 million were incurred and charged to additional paid-in capital related to our initial public offering, which represents approximately 2.0% of cumulative gross proceeds raised under the offering. Upon the expiration of the primary portion of the initial public offering on June 10, 2013, the remaining $9.8 million was expensed by the Advisor and is not subject to reimbursement.

•
Additionally, under the terms of advisory agreement in effect prior to June 11, 2013, we reimbursed the Advisor for all costs and expenses it incurred in fulfilling its asset management and administrative duties, which included wages, salaries, taxes, insurance, benefits, information technology, legal and travel, and other out-of-pocket expenses of employees engaged in ongoing management, administration, operations, and marketing functions on our behalf. We did not, however, reimburse the Advisor for personnel costs in connection with services for which the Advisor received acquisition fees or real estate commissions. Administrative reimbursements from January 1, 2012 through June 10, 2013, totaled approximately $4.1 million. We also paid the Advisor a debt financing fee equal to 0.20% annually of the total capacity of all third-party financing arrangements (whether or not drawn) originated, obtained, or otherwise assumed by or for us, not to exceed, in the aggregate, 0.50% of the amount available under any particular financing arrangement or refinancing of such arrangements. Debt financing fees from January 1, 2012 through June 10, 2013, totaled approximately $1.0 million.

In addition to the advisory agreement, we have also entered into a Transition Services Agreement (the “TSA”) with Wells Real Estate Funds and its subsidiaries for the period from January 1, 2014 through June 30, 2014, pursuant to which Wells Real Estate Funds and its affiliates will provide certain consulting, support and transitional services (as set forth in the TSA) to us at our direction in order to facilitate our successful transition to self-management. Pursuant to the TSA, we are obligated to pay Wells Real Estate Funds a monthly consulting fee of $51,267 (the “Consulting Fee”). In addition, we will pay directly or reimburse Wells Real Estate Funds for any third-party expenses paid or incurred by Wells Real Estate Funds and its affiliates on our behalf in connection with the services provided pursuant to the TSA; provided that (1) Wells Real Estate Funds obtains our written approval prior to incurring such third-party expenses and (2) we will not be required to reimburse Wells Real Estate Funds for any administrative service expenses, including Wells Real Estate Funds' overhead, personnel costs and costs of goods used in the performance of services under the TSA. In addition, the TSA also provides that Wells Real Estate Funds will provide us a portion of the office space currently used and occupied by Wells Real Estate Funds commencing on January 1, 2014 and terminating on June 30, 2014 for monthly rent of $4,552. There were no payments made under the TSA from January 1, 2012 through December 31, 2013.
The Conflicts Committee considers our former relationship with the Advisor and our former and current relationship with Wells Real Estate Funds during 2013 to be fair. The Conflicts Committee evaluated the performance of the Advisor and the compensation paid to the Advisor in connection with its decision to renew our advisory agreement through December 31, 2013 and its decision to enter into the TSA. The Conflicts Committee believed that the amounts paid to the Advisor under the advisory agreement were similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation was appropriate in order for the Advisor to provide the desired level of services to us and our stockholders. The Conflicts Committee based its evaluation of the Advisor on factors such as (a) the amount of the fees paid to the Advisor in relation to the size, composition, and performance of our portfolio; (b) the success of the Advisor in generating opportunities that meet our investment objectives; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its affiliates through their relationship with us, including loan administration, underwriting or broker commissions, servicing, engineering, inspection, and other fees; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of our portfolio, including income, conservation or appreciation of capital, frequency of problem investments, and competence in dealing with distress situations; and (g) the quality of our portfolio relative to the investments generated by the Advisor for its own account.
Our Relationship with Wells Investment Securities, Inc.
From inception through December 16, 2013, we were party to a dealer-manager agreement with Wells Investment Securities, Inc. (“WIS”), which is 100% indirectly owned by Leo F. Wells III, our former President and former Chairman of our board of directors. WIS was generally entitled to receive selling commissions of 7% of aggregate gross offering proceeds, except that no selling commissions were paid in connection with the sale of our shares under our distribution reinvestment plan. WIS re-allowed 100% of these selling commissions to broker-dealers participating in the offering. From January 1, 2012 through June 10, 2013, the date on which our primary initial public offering terminated, we incurred selling commissions, net of discounts, of approximately $18.9 million to WIS, of which approximately 100% was re-allowed to participating broker/dealers.
WIS also generally earned a dealer-manager fee of 2.5% of aggregate gross offering proceeds. WIS could re-allow to participating broker-dealers up to 1.5% of aggregate gross offering proceeds. There was no dealer-manager fee for shares sold under the distribution reinvestment plan. WIS earned dealer-manager fees, net of discounts, from us of approximately $6.9 million from January 1, 2012 through June 10, 2013, the date on which our primary initial public offering terminated, of which approximately $3.7 million was re-allowed to participating broker-dealers. The dealer-manager agreement was terminated on December 16, 2013 in connection with WIS ceasing its participation in the distribution reinvestment plan offering.
The Conflicts Committee believes that this arrangement with WIS was fair. The compensation paid to WIS reflected our belief that such selling commissions and dealer-manager fees would maximize the likelihood that we would be able to achieve our goal of acquiring a diversified, moderately leveraged portfolio of high-quality, income-producing properties.
Our Relationship with Wells Management Company, Inc.
From August 11, 2010 through December 31, 2013, we were party to a property management, leasing, and construction management agreement with Wells Management Company, Inc. (“Wells Management”). Mr. Wells indirectly owns 100% of Wells Management. In consideration for supervising the management, leasing, and construction activities of certain of our properties, we were obligated to pay the following fees and reimbursements to Wells Management:

•
property management fees negotiated for each property managed by Wells Management; typically, this fee was equal to a percentage of the gross monthly income collected for that property for the preceding month;

•
leasing commissions for new, renewal, or expansion leases entered into with respect to any property for which Wells Management served as leasing agent equal to a percentage as negotiated for that property of the total base rental and operating expenses paid to us during the applicable term of the lease, provided, however, that no commission was payable as to any portion of such term beyond 10 years;

•
construction management fees for projects overseen by Wells Management such as capital projects, new construction, and tenant improvements, which fees were to be market-based and negotiated for each property managed by Wells Management; and

•	other fees as negotiated with the addition of each specific property covered under the agreement.

The Conflicts Committee believes that these arrangements with Wells Management were fair and reasonable and on terms and conditions no less favorable to us than those available from unaffiliated third parties. Property management, leasing, and construction fees incurred from January 1, 2012 through December 31, 2013 were approximately $0.7 million. The management agreement with Wells Management was terminated on December 31, 2013, in connection with our transition to self-management. All of our properties are currently managed by third-party providers.

March 5, 2014	The Conflicts Committee of the Board of Directors:
Frank M. Bishop, Stephen J. LaMontagne and
Harvey E. Tarpley

Nomination of Directors
General
We do not have a standing nominating committee. However, our Conflicts Committee, which is composed of all of our independent directors, is responsible for identifying and nominating replacements for vacancies among our independent director positions. Our board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for director positions can be identified and their qualifications assessed under a process free from conflicts of interest with us. Because our board of directors consists solely of independent directors, our board has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the director nomination process.
Board Membership Criteria
The board of directors annually reviews the appropriate experience, skills, and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment, and skills such as an understanding of commercial real estate, capital markets, commercial banking, insurance, business leadership, accounting, and financial management. No one person is likely to possess deep experience in all of these areas. Therefore, the board of directors has sought a diverse board of directors whose members collectively possess these skills and experiences. Other considerations include the candidate's independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly held company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to acquire and manage successfully the type of assets we acquire and manage. As detailed in the director biographies below, the board of directors believes that the slate of directors recommended for election at the annual meeting possesses these diverse skills and experiences.
Selection of Directors
The board of directors and Conflicts Committee are responsible for selecting their own nominees and recommending them for election by the stockholders. Pursuant to our charter, however, the independent directors, through the Conflicts Committee, must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In order to be considered by the board of directors or the Conflicts Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” on page 46. In evaluating the persons recommended as potential directors, the board of directors and the Conflicts Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the board of directors and the Conflicts Committee determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or the Conflicts Committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12, of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling our Shareholder Services team at 1-855-328-0109.
Stockholder Communications with the Board of Directors

We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to the Chairman of our Audit Committee in care of our Secretary at our headquarters address or by email through signaturelistens@getintouch.com. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to the Chairman of our Conflicts Committee in care of our Secretary at our headquarters address or by email through signaturelistens@getintouch.com. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.
Stockholders also may communicate concerns with our directors at our annual meeting. All of our directors were in attendance at our 2013 annual meeting. We expect all of our directors to be present at our 2014 annual meeting.
Board Leadership Structure and Role in Risk Oversight
Principal Executive Officer and Board Chair Positions
It is the general intent of the board of directors that the positions of chairman of the board and principal executive officer are held by separate persons. In addition, the board of directors has determined that the chairman shall be independent within the meaning of the NYSE listing standards. Currently our chairman of the board is Mr. Bishop and our principal executive officer is Mr. Williams. Mr. Bishop has served as chairman of the board of directors since January 1, 2014. Prior to his appointment as chairman of the board, Mr. Bishop served as an independent director since June 2010. Through December 31, 2013, Leo F. Wells III served as chairman of the board, a position he had held since July 2010. Mr. Williams has served as our principal executive officer since January 1, 2014. Our board of directors consists entirely of three independent directors.
The board believes that the current structure is appropriate and effective for our company. The board believes that there are advantages to having an independent chairman of the board for matters such as communications and relations between the board, the principal executive officer, and other senior leadership; assisting the board in reaching consensus on particular strategies and policies; and facilitating robust evaluation processes for senior leadership, the board, and the principal executive officer. In addition, the board believes that the current leadership structure helps to ensure that the appropriate level of oversight, independence and responsibility is applied to all board decisions, including risk oversight. The duties of the independent chairman of the board include: chairing meetings of the board of directors and executive sessions of the independent directors; facilitating discussion outside board meetings among the independent directors on key issues and concerns; serving as non-executive conduit to the principal executive officer of views, concerns and issues of the directors; interacting with external stakeholders, outside advisors and employees at the discretion of the board; and supporting proper flow of information to the board to ensure the opportunity for effective preparation and discussion of business under consideration. The chairman serves as an information resource for the independent directors and acts as a liaison between directors, committee chairs and management.
Risk Oversight
We are exposed to a wide variety of risks in our business activities, including market, strategic, operational, financial, legal, competitive and regulatory risks. Our board of directors is responsible for oversight of risks facing our company, while our management is responsible for day-to-day management of risk. In its oversight role, our board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The board receives updates in the ordinary course from management and outside advisors regarding risks we face, including litigation and various operating risks. The risk oversight function is also administered through the standing committees of our board of directors, which oversee risks inherent in their respective areas of responsibility, reporting to our board regularly and involving our board as necessary. Our board committees oversee certain aspects of risk management as follows:

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The Audit Committee assists the board in the oversight of our risk management process. Periodically throughout the year, management reports to the Audit Committee regarding risk management. The nature and content of those reports are responsive to the requests of the Audit Committee. At least once annually a formal enterprise risk management report is presented by management to the full board of directors. The Audit Committee reviews and discusses with management and the independent auditor our major financial risk exposures and any significant non-financial risk exposures, and related policies and practices to assess and control such exposures, including our risk assessment and risk management policies. The Audit Committee also reviews the role of the board in the oversight of our risks.

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The Compensation Committee is responsible for overseeing our overall compensation practices, policies and programs and assessing the risks associated with such practices, policies and programs, including risks related to the executive officer compensation programs such as those that are attendant to incentive-driven compensation plans.

Further, we believe that our current leadership structure, including that of having an independent chairman, enhances the board's ability to oversee our risks.

Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2014 annual meeting, and all of our directors are being nominated to be re-elected to serve until the 2015 annual meeting and until their successors are elected and qualified.

Name	Position(s)	Age	Year First Became a Director
Douglas P. Williams	Executive Vice President, Secretary, Treasurer, and Chief Operating Officer	63	N/A
Glen F. Smith	Senior Vice President and Chief Financial Officer	37	N/A
Frank M. Bishop	Chairman of the Board and Director	70	2010
Stephen J. LaMontagne	Director	53	2013
Harvey E. Tarpley	Director	73	2010
Effective February 27, 2013, Randall D. Fretz resigned as our Senior Vice President. Mr. Fretz served as our Senior Vice President since July 2007. Mr. Fretz did not have any disagreements with management on any matters related to our operations, polices or practices.
Effective September 18, 2013, Brian M. Davis resigned as our Senior Vice President and Chief Financial Officer. Mr. Davis served as our Senior Vice President and Chief Financial Officer since March 2013. Mr. Davis did not have any disagreements with management on any matters related to our operations, polices or practices.
Effective December 31, 2013, Leo F. Wells, III resigned as our President, Chairman of the Board and a director. Mr. Wells served as our President and a director since our inception in July 2007 and as Chairman of the Board since July 2010. Mr. Wells did not have any disagreements with management on any matters related to our operations, polices or practices.
Douglas P. Williams has served as our Executive Vice President, Secretary, and Treasurer since our inception in July 2007 and as Chief Operating Officer since January 1, 2014. He also served as one of our directors from July 2007 to June 2010.  Mr. Williams was the Executive Vice President, Secretary, and Treasurer of Columbia Property Trust, Inc. (“Columbia”), a public REIT previously sponsored by Wells Real Estate Funds, from 2003 until February 28, 2013, and served as a director of Columbia from 2003 until May 17, 2013. Mr. Williams served as the Executive Vice President, Secretary, and Treasurer of CatchMark Timber Trust, Inc. (“CatchMark”), a public REIT previously sponsored by Wells Real Estate Funds, from September 2005 until December 11, 2013.  Mr. Williams served as a director of CatchMark from September 2005 to June 2007.  He also served as a Senior Vice President of the Advisor from its inception in July 2007 until December 31, 2013.  Mr. Williams served as Vice President of Wells Real Estate Funds and Vice President and Secretary of Wells Asset Management, Inc. since 1999 until December 31, 2013.  Mr. Williams served as a Vice President, Chief Financial Officer, and Treasurer of WIS, our former dealer-manager. He was a director of WIS from 1999 to 2012. From 2000 to 2007, Mr. Williams served as Executive Vice President, Secretary, and Treasurer and a director of Piedmont Office Realty Trust, Inc., a public REIT previously sponsored by Wells Real Estate Funds.  From 2006 to 2008, Mr. Williams also served as Executive Vice President, Secretary, Treasurer, and a director of Institutional REIT, a prior public program sponsored by Wells Real Estate Funds.

From 1996 until joining Wells Real Estate Funds in 1999, Mr. Williams served as Vice President and Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc., a supplier to the paper industry and to the paint, rubber, and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including: Corporate Accounting Manager, U.S. Operations; Division Controller, Americas Region; and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for a predecessor firm of KPMG LLP. Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants and is licensed with FINRA as a Financial and Operations Principal (Series 27 and 63). Mr. Williams received a Bachelor of Arts degree from Dartmouth College and a Masters of Business Administration degree from Amos Tuck School of Graduate Business Administration at Dartmouth College.
Glen F. Smith was appointed as our Senior Vice President and Chief Financial Officer on September 18, 2013. Mr. Smith served as Chief Accounting Officer for Wells Real Estate Funds from April 2011 through December 2013, where he oversaw our accounting and reporting functions. He served as Senior Vice President of Wells Real Estate Funds from March 2013 through December 2013 and he served as Vice President from March 2012 through March 2013. From June 2007 to April 2011, Mr. Smith served as Director of Financial Reporting for Wells Real Estate Funds, in which capacity he was responsible for the internal and external reporting functions for various public REITs sponsored by Wells Real Estate Funds.
From 1999 until joining Wells Real Estate Funds in 2002, Mr. Smith was an associate at Arthur Andersen in the firm's Atlanta office, working with various publicly traded and privately held companies, with a focus on the real estate, transportation and telecommunications industries. Mr. Smith holds a Certified Public Accountant (CPA) designation from the Georgia State Board of Accountancy and is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants. Mr. Smith received his Bachelor of Science in Accounting and Master of Accountancy from Auburn University.
Frank M. Bishop has served as one of our directors since June 2010 and as the Chairman of the board of directors since January 1, 2014. Since 2001, Mr. Bishop has served as the General Partner of AL III Management Co., an investment partnership with a focus on venture funds. From 1987 until 2001, Mr. Bishop served as a member of the senior management that built INVESCO into one of the largest publicly traded global investment management companies, with shareholder equity valued at approximately $4.5 billion at the time of his retirement in 2001. During Mr. Bishop's tenure at INVESCO, he served as the President and Chief Executive Officer of both INVESCO Capital Management and INVESCO, Inc., the North American operating subsidiary of AMVESCAP, PLC, which later became INVESCO, Ltd. (NYSE: IVZ). In his role at INVESCO, Mr. Bishop served as a director to multiple INVESCO management and advisory companies, including INVESCO Realty Advisors, INVESCO Management & Research, and PRIMCO Capital Management.
Since June 2007, Mr. Bishop has served as a director of Factor Trust, Inc., a global credit reporting agency company. Since February 2010, he has served as a director of Neothermal Energy, a start-up energy venture company. He also currently serves on the advisory boards of several companies, including the following: since January 2005, iP2BIZ, an early-stage investment company focusing on proprietary intellectual property; since June 2005, the Quality Group, a software training company; since 2004, Engent, Inc., a specialized hi-tech company; and since July 2009, the Seraph Group, an angel fund investment company. In addition to Mr. Bishop's extensive financial services experience, from 2001 to June 2005, Mr. Bishop served as an adjunct professor at Clemson University and the acting Chief Investment Officer for the Clemson University Endowment. Mr. Bishop received his Bachelor of Science degree in Engineering with honors from Clemson University and has completed the Financial Executive Program at the Darden Business School of the University of Virginia.
Among the most important factors that led to the board of directors' recommendation that Mr. Bishop serve as one of our directors are Mr. Bishop's leadership skills, integrity, judgment, investment expertise, public company director experience, and independence from management.
Stephen J. LaMontagne has served as one of our directors since October 2013. Mr. LaMontagne is partner-in-charge of the real estate practice of Moore Colson, an Atlanta-based accounting and consulting firm, having joined the firm in December 2007. Prior to joining Moore Colson, Mr. LaMontagne held various positions with KPMG LLP from May 1983 until December 2007, including serving over ten years as an assurance partner and the southeast real estate practice leader, as well as serving on several of the firm's national committees. While at KPMG and Moore Colson, Mr. LaMontagne's focus has included real estate finance, financial accounting and reporting, mergers and acquisitions and audit matters. Mr. LaMontagne has also served as a director of Global Income Trust, Inc., a public REIT, since November 2009. Mr. LaMontagne received a Bachelor of Science degree in accounting and a minor in finance from Florida State University in 1983. Mr. LaMontagne is a CPA.
Among the most important factors that led to the board of directors' recommendation that Mr. LaMontagne serve as one of our directors are Mr. LaMontagne's leadership skills, integrity, judgment, public company director experience, accounting and real estate expertise, and independence from management.
Harvey E. Tarpley has served as one of our directors since June 2010. From 1978 to 2010, Mr. Tarpley was a partner at Tarpley & Underwood, an accounting firm that he co-founded in 1978. Mr. Tarpley retired from Tarpley & Underwood in December 2010. At Tarpley & Underwood, he focused primarily on profit enhancement analysis, consulting on management matters, and assisting with income and estate tax matters. From 1978 to 1990, Mr. Tarpley managed the accounting and auditing practice, where he was engaged by manufacturing, distribution, construction, retail, service, and nonprofit companies. In 2011, Tarpley & Underwood merged with Windham Brannon, with the expanded firm continuing as Windham Brannon, P.C., CPAs.
Mr. Tarpley was a member of the Council of the American Institute for Certified Public Accountants from 1992 to 1995. From 1991 to 1992, he served as President of the Georgia Society of CPAs ("GSCPA"). Prior to that, Mr. Tarpley served as the Treasurer, Vice President, Director-at-Large, and President-Elect for the GSCPA from 1987 to 1991. From 1980 to 2006, he served on various task forces and committees of the GSCPA, including the following: the Uniform Accountancy Act Task Force; the Task Force on Restructuring the GSCPA; the Accounting Career Awareness committee; the Accounting and Auditing Review committee; the Insurance Advisory committee; the Personnel committee; and the Meritorious Service Award committee. In July 2009, he began his second term as a member of the Meritorious Service Award committee. In June 2009, Mr. Tarpley was awarded the GSCPA's Meritorious Service Award, the highest award given by the GSCPA. Since June 2008, Mr. Tarpley has served as a member of the board of directors of the GSCPA Educational Foundation and served as the President from June 2011 through May 2012. Additionally, from 1992 to 2000, Mr. Tarpley served as a member of the board of directors of the Accountants Professional Liability Insurance Group of Monterey, California, serving as President of that board from 1997 to 2000. Mr. Tarpley holds a Bachelor of Business Administration degree (concentration in accounting) from The University of Georgia.

Among the most important factors that led to the board of directors' recommendation that Mr. Tarpley serve as one of our directors are Mr. Tarpley's leadership skills, integrity, judgment, accounting and financial management expertise, and independence from management.
Compensation of Executive Officers
During the year ended December 31, 2013, our executive officers did not receive compensation directly from us for services rendered to us. During the year ended December 31, 2013, our executive officers were also officers and/or employees of the Advisor and its affiliates and were compensated by these entities, in part, for their services to us. Under the terms of the advisory agreement, the Advisor was responsible for providing our day-to-day management, subject to the authority of our board of directors. See “Certain Information about Management – The Conflicts Committee – Report of the Conflicts Committee” for a discussion of the fees paid and expenses reimbursed to the Advisor and its affiliates in connection with managing our operations.

Pursuant to the advisory agreement in effect through June 10, 2013, we reimbursed the Advisor for expenses incurred on our behalf, including the salaries of certain of our executive officers allocated to us based on time spent by such executive officers providing services to us. Messrs. Williams, Fretz, and Davis' efforts on our behalf were only part of their responsibilities as employees of Wells Real Estate Funds and its affiliates, and consequently their salaries were allocated among several programs for reimbursement purposes. When reimbursing the Advisor for organization and offering expenses, subject to the limitation described below, we first reimbursed all costs incurred to third parties to date; once all third-party costs had been reimbursed, we then reimbursed the Advisor for personnel expenses, including expenses related to our allocable portion of the salaries of our executive officers incurred to date. However, we were only required to reimburse the Advisor for organization and offering costs in an amount up to 2.0% of gross offering proceeds under the advisory agreement. For the years ended December 31, 2013, 2012 and 2011, no portion of our executive officers’ salaries related to offering-related activities was reimbursed by us, as offering expenses incurred by the Advisor were in excess of 2.0% of gross offering proceeds and third-party costs were reimbursed first. Prior to 2012, portions of our executive officers' salaries were allocated to us based only on time spent providing services to us for offering-related activities, which were classified as organizational and offering expenses. However, beginning in 2012, we began reimbursing the Advisor for portions of the salaries of our executive officers for time spent providing services for our operating-related activities. For the year ended December 31, 2013, we reimbursed $13,006 and $50,304 of Messrs. Williams and Davis' salaries, respectively, which were allocated to us by the Advisor pursuant to the advisory agreement in effect through June 10, 2013, based on time spent as our principal financial officer providing services for operating-related activities. Reimbursement for Messrs. Williams and Davis' salaries included a blended mark-up of 30% that the Advisor and its affiliates applied uniformly to all salary reimbursements it sought from us to cover benefits such as health and life insurance paid by the Advisor and its affiliates.
Employment Agreements
In January 2014, we entered into employment agreements with each of our executive officers. These agreements were approved by our board of directors based upon the recommendation of the Compensation Committee. The Compensation Committee reviewed market materials related to executive contracts and retained its own legal counsel and independent compensation consultant, FPL Associates, to, among other things, negotiate the terms of the agreements.
Compensation. During the initial term of each employment agreement, we will pay each executive an annual base salary, as set forth in the table below. In addition, during the term of each employment agreement, each executive is eligible to receive an annual discretionary bonus of $50,000 as well as participate in all benefit, incentive, savings and retirement plans and programs available to our employees.

Name and Principal Position	Annual Base Salary
Douglas P. Williams(1), Chief Operating Officer	$300,000
Glen F. Smith(2), Chief Financial Officer	$300,000

(1) Mr. Williams' contract extends through December 31, 2015 and provides for a one-year renewal period.
(2) Mr. Smith's contract extends through December 31, 2016 and provides for a one-year renewal period.
Payments Upon Termination or a Change of Control. The employment agreements provide for certain severance benefits if employment is terminated by us without “cause” or if the executive resigns for “good reason” (each as defined in the respective employment agreements), as follows:

(a)
continuation of salary payments at the executive's then-current monthly base salary for a period of 12 months for Mr. Williams and 24 months for Mr. Smith following the effective termination date, or, if the termination occurs during the period commencing 60 days prior to a “change in control” of our company (as defined in the employment agreement) and concluding on the one-year anniversary of a “change in control,” severance equal to one times Mr. Williams' then-current annual base salary and two times Mr. Smith's then-current annual base salary, payable in a single lump sum; and

(b)
expiration of any restrictions on any outstanding equity awards that expire solely on the executive's continuous service with us, and immediate vesting of any outstanding equity awards that vest based solely on continuous service with us.

In the event the executive’s employment terminates due to death or disability during the term of the employment agreement, then the executive will receive accelerated vesting of his outstanding equity awards as described in subsection (b) above, but will not receive any severance payments.
Other Terms and Conditions. During the term of the employment agreements and for a period of one year thereafter, the executives have agreed to certain non-competition and non-solicitation provisions. In addition, the executives have agreed to certain non-disclosure provisions and intellectual property right provisions, applicable both during and after his employment with us.
Annual Incentive Plan
In March 2014, the Compensation Committee approved an Annual Incentive Plan. The purpose of the Annual Incentive Plan is to encourage and reward the attainment of established annual corporate goals. Participants in the Annual Incentive Plan, including our executive officers, are eligible to receive cash incentive awards contingent upon the achievement of certain corporate goals outlined in the Annual Incentive Plan. The Compensation Committee has complete discretion as to the amount and timing of any awards granted under the Annual Incentive Plan.  In conjunction with the approval of the Annual Incentive Plan, the Compensation Committee also approved certain corporate goals for 2014 that will serve as a guideline for any awards granted by the Compensation Committee pursuant to the Annual Incentive Plan. The corporate goals for 2014 were established with a focus on (i) our successful transition to self-management, including achievement of self-sufficiency, (ii) management of portfolio and administrative expenses, (iii) budgeted performance; and (iv) individual performance of employees as determined by each employee’s direct and indirect supervisors. The amount of incentive awards are to be calculated as a percentage of the participant’s salary based on (i) the participant’s respective salary level and (ii) the degree to which we limited our portfolio and administrative expenses during 2014.

Our executive officers’ cash incentive opportunities under the Annual Incentive Plan are set forth below:

Name	Threshold (10% of 2014 salary)	Target (20% of 2014 salary)	Maximum (30% of 2014 salary)
Douglas P. Williams	$30,000	$60,000	$90,000
Glen F. Smith	$30,000	$60,000	$90,000

In determining the cash incentive awards for the executive officers, the Compensation Committee will review the performance of the company to determine if awards will be granted under the Annual Incentive Plan and the amount of any such awards. Individual performance assessments are not components of the calculation of awards granted to our executive officers.

Compensation of Directors
We have provided below certain information regarding compensation paid to or earned by our directors during the 2013 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Leo F. Wells, III (1)	—	—
Frank M. Bishop	$61,000	$61,000
Harvey E. Tarpley	$62,500	$62,500
Stephen J. LaMontagne(2)	$25,500	$25,500

(1)
Directors who were also our executive officers did not receive compensation for services rendered as a director. Effective December 31, 2013, Leo F. Wells, III resigned from our board of directors. Mr. Wells did not have any disagreements with management on any matters related to our operations, polices or practices.

(2)	Stephen J. LaMontagne was appointed as an independent director effective October 1, 2013.

Cash Compensation
We pay each of our independent directors:

•	an annual retainer of $32,000;

•	$2,500 per each regularly scheduled board meeting attended;

•	$2,500 per each regularly scheduled Audit Committee meeting attended (the Audit Committee chairman receives an additional $500 for each meeting attended in person);

•	$1,500 per each regularly scheduled meeting of other committees attended (the chairman of each committee receives an additional $500 for each meeting attended in person); and

•	$250 per each special board meeting attended whether held in person or by telephone conference.
In addition, we have reserved 500,000 shares of common stock for future issuance pursuant to awards that may be granted under the 2010 Long-Term Incentive Plan (described below). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with service as a director, including attendance at meetings of the board of directors.
2010 Long-Term Incentive Plan
We have adopted a 2010 Long-Term Incentive Plan, which includes the 2010 Independent Directors Compensation Plan. The incentive plan is intended to attract and retain officers, directors, advisors, and consultants considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The incentive plan authorizes the granting of awards in the following forms:

•	options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”);

•	stock appreciation rights, or SARs, which give the holder the right to receive the difference between the fair market value per share of common stock on the date of exercise over the SAR grant price;

•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

•	restricted stock, which is subject to restrictions on transferability and other restrictions set by the Compensation Committee;

•
restricted stock units, which give the holder the right to receive shares of stock, or the equivalent value in cash or other property, in the future, which right is subject to certain restrictions and to risk of forfeiture;

•	deferred stock units, which give the holder the right to receive shares of stock, or the equivalent value in cash or other property, at a future time;

•	dividend equivalents, which entitle the participant to payments equal to any dividends paid on the shares of stock underlying an award; and

•	other stock-based awards at the discretion of the Compensation Committee, including unrestricted stock grants.
All awards must be evidenced by a written agreement with the participant, which will include the provisions specified by the Compensation Committee. We may not issue options or warrants to purchase our capital stock to our directors or officers, or any of their affiliates, except on the same terms as such options or warrants are sold to the general public. We may not issue options or warrants at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Compensation Committee has a market value less than the value of such option or warrant on the date of grant. Any options or warrants we issue to our directors or officers, or any of their affiliates shall not exceed an amount equal to 10% of our outstanding capital stock on the date of grant.
The Compensation Committee will administer the incentive plan, with sole authority to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting, or settlement of awards may be subject to the attainment of one or more performance goals. Awards will not be granted under the incentive plan if the grant, vesting, or exercise of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by the Compensation Committee, no award granted under the incentive plan will be transferable except through the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order.
We have reserved an aggregate number of 500,000 shares for issuance pursuant to awards that may be granted under the incentive plan. In the event of a transaction between us and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock distribution, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the incentive plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the incentive plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the incentive plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.
The term of the incentive plan is 10 years. The board of directors or the Compensation Committee may terminate the incentive plan at any time, but termination will have no adverse impact on any award that is outstanding at the time of the termination. The board of directors or the Compensation Committee may amend the incentive plan at any time, but no amendment to the incentive plan will be effective without the approval of our stockholders if such approval is required by any law, regulation, or rule applicable to the incentive plan. No termination or amendment of the incentive plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Compensation Committee may amend or terminate outstanding awards, but such amendment or termination may require consent of the participant. Unless approved by our stockholders, the original term of an option may not be extended. Unless permitted by the anti-dilution provisions of the incentive plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, without approval by our stockholders.
No awards have been issued under the incentive plan, and we currently have no plans to issue any awards under the incentive plan.
Compensation Committee Interlocks and Insider Participation
Prior to November 6, 2013, we did not have a standing compensation committee as we had no paid employees and our executive officers did not receive compensation directly from us for services rendered to us until January 1, 2014. Our Conflicts Committee was responsible for discharging the board's responsibilities relating to the compensation of our directors and was expected to act upon matters of executive compensation as necessary. The members of the Conflicts Committee are Frank M. Bishop, Harvey E. Tarpley and Stephen J. LaMontagne, each of whom is an independent director.
Effective November 6, 2013, our board of directors established a Compensation Committee composed of Frank M. Bishop, Harvey E. Tarpley and Stephen J. LaMontagne.

Equity Compensation Plan Information
We have adopted the 2010 Long-Term Incentive Plan, which includes the 2010 Independent Directors Compensation Plan and which, collectively, we refer to as the incentive plan. The incentive plan is intended to attract and retain officers, directors, employees, advisors, and consultants considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. We have reserved an aggregate number of 500,000 shares for issuance pursuant to awards that may be granted under the incentive plan. The incentive plan was approved prior to commencement of our initial public offering by our board of directors and sole stockholder on June 7, 2010. No awards have been issued under the incentive plan, and we currently have no plans to issue any awards under the incentive plan.
STOCK OWNERSHIP
The following table shows, as of May 11, 2014, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage
Douglas P. Williams(3)	221	*
Glen F. Smith	—	—
Frank M. Bishop	3,355	*
Stephen J. LaMontagne	—	—
Harvey E. Tarpley	—	—
All officers and directors as a group(3)	3,576	*

*	Less than 1% of the outstanding common stock.

(1)	Address of each named beneficial owner is c/o Signature Office REIT, Inc., 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092-3365.

(2)	None of the shares are pledged as security.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers, and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2013.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC now permits corporations to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of our common stock, you should have already received a householding notification from us. If you have any questions or require additional copies of the annual disclosure documents, please contact our Shareholder Services team by mail at Signature Office REIT Shareholder Services c/o DST Systems, Inc., P.O. Box 219073, Kansas City, MO 64121-6073 or by telephone at 1-855-328-0109. We will arrange for delivery of a separate copy of this proxy statement or our annual report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies. If you are a stockholder who receives multiple copies of this proxy statement or our annual report, you may request householding by contacting us in the same manner and requesting a householding consent form.

PROPOSALS YOU MAY VOTE ON
Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet, using the unique control number found on the enclosed proxy card, (2) by telephone, using the unique control number found on the enclosed proxy card, or (3) by mail, using the enclosed proxy card. Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

PROPOSAL 1.     ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of three nominees to our board of directors. Those persons elected will serve as directors until the 2015 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:
●    Frank M. Bishop    ●    Stephen J. LaMontagne
●    Harvey E. Tarpley

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 21 through 23.
Vote Required

Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares “FOR” the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated by the board of directors, the appointed proxies will vote your shares for the substituted nominee.

Recommendation
Your board of directors unanimously recommends a vote “FOR” all nominees listed for re-election as directors.

PROPOSAL 2. AMENDMENT OF OUR CHARTER
Background
General
Our board of directors recommends that you approve the proposed Second Articles of Amendment and Restatement (the “Second Articles”), a copy of which is attached hereto as Exhibit A. The Second Articles effect numerous amendments to our charter, which are described more fully below. Before considering the specific amendments, however, you should review the information included in this “Background” section as it provides additional information regarding our board of director’s decision to ask our stockholders to approve amendments to our charter.
Transition to Self-Management
On November 26, 2013, we began our transition to becoming a self-managed company. Pursuant to the Transition to Self-Management Agreement described below, we completed our transition to self-management on January 1, 2014 (the "Self-Management Transition Date").
On November 26, 2013, we and our operating partnership entered into a Transition to Self-Management Agreement with Wells Real Estate Funds and the Advisor (the "TSMA"). The TSMA provided for the termination of our advisory agreement, pursuant to which our day-to-day business and affairs were previously managed by the Advisor. Pursuant to the TSMA, we terminated our advisory agreement on December 31, 2013.
Also pursuant to the TSMA, Wells Real Estate Funds and the Advisor agreed to facilitate and support our efforts to hire up to 13 employees of Wells Real Estate Funds identified by us who previously performed substantial services for us pursuant to the advisory agreement (collectively, the “Targeted Personnel”). We subsequently hired the Targeted Personnel on or before the Self-Management Transition Date and we assumed all obligations and liabilities for the Targeted Personnel arising on or after the employment date of each employee.
On January 1, 2014, we and our operating partnership entered into the TSA with Wells Real Estate Funds for the period ending June 30, 2014 pursuant to which Wells Real Estate Funds and its affiliates will provide certain consulting, support and transitional services (as set forth in the TSA) to us at our direction in order to facilitate our successful transition to self-management.
The performance of the obligations set forth in the TSA is not conditioned on stockholder approval of the proposed charter amendments. In other words, even if the stockholders do not approve the proposed charter amendments, the parties can continue to perform as required by their respective obligations under this agreement. Similarly, the proposed charter amendments are not a condition to our executing any particular exit strategy, including a potential listing, and no assurances can be given that even if our stockholders approve the amendments to our charter, we would proceed with a listing. Although we believe it would not be optimal to list with our current charter, we could do so.

NASAA REIT Guidelines
Because shares of our common stock were not listed on a national securities exchange, and were not expected to be listed in connection with our initial public offering of shares of our common stock, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the NASAA REIT Guidelines. As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs. As we ceased raising capital in a primary public offering in June 2013 and do not intend to raise capital publicly as an unlisted company in the future, it is not necessary that our charter conform to the requirements of the NASAA REIT Guidelines.
Summary Reasons for Proposed Charter Amendments
Our board of directors believes that it would be in the best interest of the company to amend our charter for the following reasons:

•
We became a self-managed company on January 1, 2014 and the amended charter removes provisions regarding our relationship with the Advisor, which provisions became irrelevant upon our transition to self-management.

•
We do not intend to raise capital publicly as an unlisted company in the future and thus our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•
Making clear that we have the ability to issue stock dividends of one class of stock to holders of another class of stock will eliminate ambiguity in this regard with respect to newly created classes of stock, which may increase our flexibility to effect a staged listing of our shares on a national securities exchange, and would give us the flexibility to issue stock dividends to preserve cash while satisfying REIT distribution requirements.

•	The amended charter improves our ability to defend against a hostile takeover.
We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.
Vote Required
Approval of the proposed charter amendments requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the four proposals to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted “FOR” the approval of the proposals to amend our charter unless stockholders designate otherwise.

Appraisal Rights
Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Recommendation
Your board of directors unanimously recommends a vote “FOR” the four proposals to amend our charter because (i) the amended charter removes provisions that became irrelevant upon our transition to self-management, (ii) the amended charter removes provisions that are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities, (iii) and the amended charter improves our ability to defend against a hostile takeover.
Principal Changes
The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the four proposals to amend our charter. These summary descriptions are qualified in their entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our charter if the proposals are approved by our stockholders.
If approved by our stockholders at the annual meeting, the amendments reflected in the Second Articles will be effected by our filing of the Second Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the Second Articles immediately following the stockholder vote on the proposed amendments.
Proposal 2.A — Amendments to Eliminate NASAA REIT Guideline Provisions
As discussed above, our board of directors believes that it would be in our best interest to amend our charter to eliminate the NASAA REIT Guideline limitations imposed by state securities administrators in connection with our initial public offering for the following reasons:

•
We became a self-managed company on January 1, 2014 and the amended charter removes provisions regarding our relationship with the Advisor, which provisions became irrelevant upon our transition to self-management.

•
We do not intend to raise capital publicly as an unlisted company in the future and thus our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.
Provisions Regarding the Advisor and its Affiliates
Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and the Advisor and its affiliates. Among other things, these provisions limit the term of our advisory agreement to no more than one year, require that the advisory agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise the Advisor, and limit the amount of fees we may pay and expenses we can reimburse to the Advisor. The Second Articles remove these provisions because they became inapplicable upon our transition to self-management and are inconsistent with charters of listed REITs.
In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, the Advisor, Wells Real Estate Funds or their respective affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our board of directors and Conflicts Committee, which consists solely of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with the Advisor and its affiliates. Our Second Articles remove these limitations because they became inapplicable upon our transition to self-management and are inconsistent with charters of listed REITs. Additionally, Maryland law contains restrictions on our ability to engage in related-party transactions. Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is not voidable so long as the transaction is approved by a majority of our disinterested directors and the transaction is fair and reasonable to us. Our board of directors does not believe that the removal of these limitations related to the Advisor and its affiliates will have an adverse effect on us because of the protections otherwise afforded by Maryland law. This change will enable us to have a charter appropriate for a listed and self-managed company.
This change does, however, also pose a risk, as the proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with the Advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with the Advisor. We believe that this risk is small because we have no intentions of effecting transactions that are currently prohibited by our charter with directors unaffiliated with the Advisor.
Lastly, our current charter provides that it is not a proper purpose of the company to make any significant investment unless it has been recommended by the Advisor. This provision has the effect of enabling our officers and directors to pursue opportunities that might have been suitable for the company if they were not recommended to the company by the Advisor. Our Second Articles remove this provision because it became inapplicable upon our transition to self-management.
Provisions Regarding our Conflicts Committee
Our current charter creates a Conflicts Committee comprised of all of our independent directors for the period in which we are advised by the Advisor to address the conflicts of interest created by having an external advisor and to satisfy certain requirements of the NASAA REIT Guidelines. The Second Articles

remove this Conflicts Committee requirement because it became inapplicable by its terms upon our transition to self-management and is inconsistent with charters of listed REITs.
Provisions Regarding Directors
As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which include the following: the definition of independent director as established by the NASAA REIT Guidelines; the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines; the requirement that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience; and the requirement that our directors are fiduciaries to the company and our stockholders. In addition, we are removing the requirement that the Conflicts Committee, which is composed of all our independent directors, nominate replacements for vacancies among the independent director positions.
The Second Articles will continue to require that a majority of our board of directors be composed of independent directors; however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange, or NYSE. The company currently evaluates the independence of its directors under both its current charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors.
Under the Second Articles, our procedures for filling independent director positions will be similar to most listed companies and may benefit from full board involvement. Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management. Currently, however, our board is composed solely of independent directors.
Finally, if the Second Articles are approved, our charter will no longer provide that directors are fiduciaries of the company and our stockholders, as required by the NASAA REIT Guidelines. Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances.
We are recommending these revisions because we believe that they will either have no impact on us (due to the requirements of Maryland law or any exchange on which we may list) or will improve our ability to retain and recruit board candidates.
Provisions Regarding Investment Limitations
Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities), as required by the NASAA REIT Guidelines. Our board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT. Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.
Provisions Regarding Limitations on Indebtedness
Article IX also limits our ability to incur indebtedness, as required by the NASAA REIT Guidelines. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 100% of our net assets unless a majority of the members of the board of directors and the Conflicts Committee approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this limit, if the Second Articles are approved, this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it is consistent with the removal of the Conflicts Committee from our charter, increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.
Provisions Regarding the Issuance of Certain Securities
Article IX also limits our ability to issue certain securities, as required by the NASAA REIT Guidelines, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Second Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.
Provisions Regarding Distributions
As required by the NASAA REIT Guidelines, Section 5.10 of our charter describes the manner in which distributions to stockholders are to be determined and provides that our board of directors shall endeavor to declare and pay distributions as shall be necessary for the company to qualify as a REIT. The Second Articles remove this provision. We believe that this change will be of no effect. The description of the manner in which distributions are to be determined is not a substantive provision as it merely mirrors the provisions of Maryland corporation law with respect to the board’s power to declare dividends. Furthermore, when read together with current Section 7.7 of our charter, it is clear that the Section 5.10 directive with respect to maintaining REIT status is of no effect as Section 7.7 permits the board of directors to determine that it is no longer in our best interest to qualify as a REIT.

Provisions Regarding Roll-ups
As required by the NASAA REIT Guidelines, Article IX also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Among other protections, an appraisal of the company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the company. In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us. If the Second Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.
Provisions Regarding Exculpation and Indemnification
Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors, the Advisor and their affiliates, but contains the following limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines:

•	the person seeking indemnification must have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

•	the person seeking indemnification must have been acting on our behalf or performing services for us; and

•
the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, our charter currently provides that we may not indemnify any officer or director, the Advisor or any of their affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•	a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered and sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, our charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by an officer or director, the Advisor or any of their affiliates in advance of final disposition of a proceeding only if all of the following conditions are satisfied:

•	the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf;

•
the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and

•
the person seeking indemnification undertakes in writing to repay us the advanced funds, together with interest at the applicable legal rate of interest, if the person seeking indemnification is found not to have complied with the requisite standard of conduct.

In order to conform our charter more closely to those of listed REITs, and to retain and recruit the most qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our officers and directors to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services or

•	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.
Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and

•	a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.
These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights. Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the proposed charter amendment would provide for indemnification of our directors and officers in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment. The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.
Provisions Regarding Stockholder Voting and Access to Records
The Second Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the company, and receive reports from the company. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and their bylaws to govern stockholder meetings, voting and access to records. If the Second Articles are approved, we intend to amend our bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter. It will thus be more difficult under the Second Articles for our stockholders to call a special meeting. We believe this higher threshold increases the likelihood that a potential buyer of the company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. In addition, this higher threshold reduces the risk that the company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the company’s stockholders. Although we believe the changes are in the best interest of the company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.
Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.
In addition, under the Second Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Our board of directors believes that these revisions increase the company’s ability to protect the privacy of its stockholders and reduce the company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.
The NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the board of directors. However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s board of directors. Therefore, the Second Articles merely conform our charter to the requirements of Maryland law in this respect.
Provisions Regarding Investor Suitability
Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Second Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the company is a suitable and appropriate investment, just as they would do for any exchange-listed company.

Conforming Changes and Other Ministerial Modifications
The Second Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.
Summary of Specific Changes
Listed below, in summary form, are the specific changes that will be made to our current charter if Proposal 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

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Deletion of language in Article II that prohibited our officers and directors from pursuing opportunities that might otherwise have been suitable for the company if the Advisor had not recommended the opportunity to us.

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Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Second Articles and the revision of the definition of Independent Director to be based on NYSE rules and regulations.

•	Deletion of language in Section 5.3 that required approval by a majority of the members of the Conflicts Committee of any offering of preferred stock.

•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•	Deletion of Section 5.9 regarding the board of director’s ability to establish a dividend reinvestment plan.

•	Deletion of the first paragraph of Section 5.10 regarding the manner in which distributions to stockholders are determined.

•
Revisions to Section 7.1 to provide that, until a listing occurs, a majority of the board of directors be independent in accordance with the independent director standards established by the NYSE. Further revisions to Section 7.1 to eliminate the requirement that only the Conflicts Committee may nominate replacements for vacancies among the independent director positions.

•	Deletion of Section 7.2 regarding the term of directors.

•	Deletion of Section 7.3 regarding the required experience of directors.

•	Deletion of Section 7.4 regarding the board of directors’ ability to establish committees.

•	Deletion of Section 7.5 regarding the directors’ fiduciary obligation to the company and their fiduciary duty to supervise the relationship of the company and the Advisor.

•	Deletion of Section 7.6 regarding the ratification of the charter by the board of directors and the Conflicts Committee.

•	Deletion of Section 7.9 regarding the determination of independent director compensation by the Conflicts Committee.

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Deletion of Article VIII in its entirety regarding the company’s relationship with the Advisor, including the following: appointment and initial investment of the Advisor; supervision of the Advisor by the board of directors; fiduciary obligations of the Advisor to the company and stockholders; termination of the advisory agreement; disposition fee on sale of property; incentive fees; acquisition fees; and reimbursement for total operating expenses.

•
Deletion of Article IX in its entirety regarding the company’s investment objectives and limitations, including the following: the requirement to establish written policies on the investment objectives of the company; limitations on transactions with affiliates; limitations on the issuance of options and warrants; limitations on the repurchase of common stock; limitations on loans; limitations on leverage; limitations on investments in equity securities, commodity contracts, mortgage loans, and unimproved real property; limitations on the issuance of certain securities; and limitations on roll-up transactions.

•	Deletion of Article X in its entirety regarding the establishment and responsibilities of the Conflicts Committee.

•
Deletion of Section 11.1 regarding requirements for meetings of stockholders and the ability to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be case on any issue proposed to be considered at the special meeting.

•	Deletion of Section 11.4 regarding voting rights of stockholders and a stockholder’s ability to vote on certain matters.

•	Deletion of Section 11.5 regarding voting limitations on shares held by the Advisor, directors and affiliates.

•	Deletion of Section 11.6 regarding a stockholder’s right to inspect the books and records of the company.

•	Deletion of Section 11.7 regarding a stockholder’s ability to access the stockholder list.

•	Deletion of Section 11.8 regarding the company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 11.10 regarding the liability of stockholders.

•	Expansion of the company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of the company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•	Elimination of limits (other than those imposed by Maryland law) on the company’s ability to indemnify the Advisor or advance defenses expenses to the Advisor.

•
Deletion of language in Article XIV prohibiting the specified choice of law from restricting the application of any state’s securities law from the sale of securities to such state’s residents or within such state.

Proposal 2.B — Amendment to Specify the Inapplicability of the “Mini-Tender”
Charter Provision After a Listing

Our current charter provides that any person that makes a tender offer, including a “mini-tender” offer, must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including disclosure and notice requirements, in conducting such a tender offer. This provision also provides that we have the right to redeem the shares of any person that fails to comply with these requirements, including any shares acquired pursuant to the tender offer. The primary purpose of this provision is to ensure that the company has notice of a planned tender offer so that the board of directors can evaluate the offer and publish a recommendation with respect to the offer before our stockholders make a decision with respect to the tender offer. Due to the lack of liquidity of non-traded REIT shares, some parties have made tender offers at exploitive prices. Our current charter provision is designed to give our board of directors time to advise our stockholders about the merits of an offer. However, if our shares are traded on an exchange, there will be much less risk that a bidder could acquire shares at an exploitive price because stockholders will be able to sell their shares at then-current market prices. Therefore, the Second Articles stipulates that the provision with respect to tender offers will not be applicable with respect to any shares that are listed on a national securities exchange.
Summary of Specific Change

•	Addition of language to Section 7.8 of the Second Articles to specify that the provision will be of no force and effect with respect to capital stock that is listed on a national securities exchange.
Proposal 2.C — Amendment to Enable the Declaration and Payment of a Dividend of
One Class of Stock to the Holders of Another Class of Stock
As required by the NASAA REIT Guidelines, our current charter limits our board of directors’ ability to authorize distributions-in-kind. The Second Articles remove this provision. In addition, the Second Articles give the board of directors the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock. We do not believe that our current charter prohibits us from issuing a stock dividend, even if in share of another class of stock. Nevertheless, one advantage of the proposed charter revision is that it eliminates any doubt as to our ability to issue stock dividends to our stockholders. Our board of directors believes that it is beneficial to remove any ambiguity in this regard as a stock dividend of different classes of stock could be used to effect a staged listing of our shares on a national securities exchange. Some REITs have also used stock dividends in order to preserve cash while satisfying REIT distribution requirements. Although we have no current intention of issuing stock dividends for any purpose, we believe it is beneficial to have the maximum flexibility in this regard.
Summary of Specific Changes

•	Deletion of the second paragraph of Section 5.10 regarding limitations on the board of directors’ ability to authorize distributions.

•
Addition of Section 7.10 in the Second Articles to permit the board of directors to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.

Proposal 2.D — Amendment to Eliminate Exemption from Application of
Subtitle 8 of Title 3 of the Maryland General Corporation Law

Our current charter exempts us from application of Subtitle 8 of Title 3 of the Maryland General Corporation Law related to unsolicited takeovers until such time that we are listed on a national securities exchange. As discussed below, Subtitle 8 limits the ability of stockholders to change the composition of a corporation’s board of directors. The Second Articles remove this exemption, and thus we could elect to be subject to Subtitle 8 and restrict our stockholders’ ability to change the composition of our board of directors. Our board of directors believes that this proposed amendment will improve our ability to defend against a hostile takeover.
Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation (with a class of equity securities registered under the Exchange Act and at least three independent directors) to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,

•	a two-thirds vote requirement for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred, and

•	a majority requirement for the calling of a special meeting of stockholders.
Through provisions in our bylaws unrelated to Subtitle 8, we already vest in our board of directors the exclusive power to fix the number of directorships. It is possible, however, that our board of directors may, without stockholder approval, elect to be subject to additional protections of Subtitle 8, which may further discourage others from trying to (i) acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares, or (ii) change the composition of our board of directors, which may make it more difficult to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.
Summary of Specific Change

•	Deletion of Section 11.3 thereby removing the company’s inability to take advantage of Subtitle 8 of Title 3 of the Maryland General Corporation Law.

PROPOSAL 3. ADJOURNMENT OF THE ANNUAL MEETING
At the annual meeting, you and the other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposals 2.A, 2.B, 2.C and 2.D if there are not sufficient votes for these proposals.
Vote Required
Approval of the proposal to adjourn the annual meeting requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted “FOR” approval of this proposal to adjourn the annual meeting unless stockholders designate otherwise.
Recommendation
Your board of directors unanimously recommends a vote “FOR” this proposal to adjourn the annual meeting.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting must be received by our secretary, Mr. Douglas P. Williams, at our executive offices no later than January 30, 2015. However, if we hold our annual meeting before July 7, 2015 or after September 5, 2015, stockholders must submit proposals for inclusion in our 2015 proxy statement within a reasonable time before we begin to print our proxy materials. If a stockholder wishes to present a proposal at the 2015 annual meeting, whether or not the proposal is intended to be included in the 2015 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary no later than March 1, 2015.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

EXHIBIT A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT
OF
SIGNATURE OFFICE REIT, INC.

FIRST: Signature Office REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Signature Office REIT, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Corporation’s principal office in the State of Maryland is 351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders. The registered holders of Common Stock.

Corporation. The term shall have the meaning as provided in Article I herein.

Director(s). The members of the board of trustees or directors or other body which manages the Corporation.

Independent Director. A Director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

Listed. Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. The term “Listing” shall have the correlative meaning.

MGCL. The Maryland General Corporation Law, as amended from time to time.

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

REIT. Real estate investment trust under Sections 856 through 860 of the Code.

SDAT. The State Department of Assessments and Taxation of Maryland.

2

ARTICLE V
STOCK
Section 5.1. Authorized Shares. The Corporation has authority to issue 1,010,000,000 shares of Capital Stock, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,100,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2, 5.3 or 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.
Section 5.2. Common Stock. Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.
Section 5.3. Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.
Section 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

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Section 5.5. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.
Section 5.6. No Preemptive Rights. No holder of shares of Capital Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the Board of Directors may, in authorizing the issuance of shares of Capital Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.

Section 5.7. Issuance of Shares Without Certificates. The Board of Directors may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the share certificates will instead be furnished to stockholders upon request and without charge.

Section 5.8. Actions Required if Common Stock Not Listed. If by July 31, 2020 the shares of Common Stock are not Listed, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment extending or eliminating this deadline, declare that the amendment is advisable and direct that the proposed amendment be submitted for consideration at either an annual or special meeting of the stockholders or (b) adopt a resolution that declares a proposed liquidation is advisable on substantially the terms and conditions set forth in the resolution and direct that the proposed liquidation be submitted for consideration at either an annual or special meeting of the stockholders.

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ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions. As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the Board of Directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the Board of Directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

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Initial Date. The date upon which the charter containing this Article VI is filed with the SDAT.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.7 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

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Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.
Section 6.2. Capital Stock.
Section 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date:
(a)    Basic Restrictions.

(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)    No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that this Section 6.2.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii)    Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the Board of Directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the Board of Directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b)    Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

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(i)    then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii)    if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach. If the Board of Directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a)    every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information

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as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b)    each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited. Subject to Section 7.7, nothing contained in this Section 6.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the Board of Directors and the charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a)    Subject to Section 6.2.1(a)(ii), the Board of Directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)    the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii)    such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount

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of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii)    such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b)    Prior to granting any exception pursuant to Section 6.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)    Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.2.9. Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the

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Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section

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6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust ( e.g. , in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital

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Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

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ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND REGULATING
CERTAIN POWERS OF THE CORPORATION
AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors. The number of directors of the Corporation shall be three, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. A majority of the seats on the Board of Directors will be for Independent Directors. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Frank M. Bishop Stephen J. LaMontagne Harvey E. Tarpley

Section 7.2. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section 7.3. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with this charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and (e) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

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Section 7.4. Tax on Disqualified Organizations. To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the Board of Directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.

Section 7.5. Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 7.5 in respect of any act or omission that occurred prior to such amendment or repeal.

Section 7.6. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.7. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

Section 7.8. Tender Offers. If any stockholder of the Corporation makes a tender offer, including, without limitation, a “mini-tender” offer, such stockholder must comply with all of the

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provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such stockholder must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant stockholder’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 7.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 7.8. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.8 shall be of no force or effect with respect to Capital Stock that is then Listed.

Section 7.9. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.9, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 7.9, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 7.10. Authority to Declare Stock Dividends of Different Classes. Subject to any preferential rights in favor of any class of Preferred Stock, the board of directors, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Corporation to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining stockholder approval.

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ARTICLE VIII

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.
ARTICLE IX
GOVERNING LAW
The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised and approved by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Signature Office REIT, Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its Chief Operating Officer, Executive Vice President, Treasurer and Secretary and attested to by its Senior Vice President and Chief Financial Officer on this ____ day of _______, 201_.

SIGNATURE OFFICE REIT, INC.

By:	(SEAL)
Douglas P. Williams Chief Operating Officer, Executive Vice President, Treasurer and Secretary

ATTEST

By:
Glen F. Smith Senior Vice President and Chief Financial Officer

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EXHIBIT B

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT
OF
~~WELLS CORE~~SIGNATURE OFFICE ~~INCOME~~ REIT, INC.

FIRST: ~~Wells Core~~Signature Office ~~Income~~ REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is ~~Wells Core~~Signature Office ~~Income~~ REIT, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

~~Except as provided below, the~~The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force. ~~Notwithstanding the foregoing, for so long as the Corporation is externally advised by the Advisor, it shall not be a proper purpose of the Corporation to make any significant investment unless the Advisor has recommended that the Corporation make such investment.~~

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Corporation’s principal office in the State of Maryland is 351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. Expenses including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selecting and acquiring properties, whether or not the acquisition or investment is made.~~

~~Acquisition Fees. The total of all fees and commissions, excluding Acquisition Expenses, paid by any party to any party in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor. The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~

~~Advisory Agreement. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate. An Affiliate of another Person includes any of the following:~~

~~(a)    any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b)    any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~

~~(c)    any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d)    any executive officer, director, trustee or general partner of such other Person; and~~

~~(e)    any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

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~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders. The registered holders of Common Stock.

~~Conflicts Committee. The term shall have the meaning as provided in Section 10.1.~~

Corporation. The term shall have the meaning as provided in Article I herein.

~~Competitive Real Estate Commission. A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.~~

~~Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a property.~~

~~Contract Purchase Price. The amount actually paid or allocated in respect of the purchase, development, construction or improvement of a property exclusive of Acquisition Fees and Acquisition Expenses.~~

~~Development Fee. A fee for the packaging of the Corporation’s property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~

Director(s). The members of the board of trustees or directors or other body which manages the Corporation.

~~Independent Directors. The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~
Independent Director. A Director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

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~~(a)    A director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i)    owns an interest in the Sponsor, Advisor or any of their Affiliates;~~

~~(ii)    is employed by the Sponsor, Advisor or any of their Affiliates;~~

~~(iii)    is an officer or director of the Sponsor, Advisor or any of their Affiliates;~~

~~(iv)    performs services, other than as a director, for the Corporation;~~

~~(v)    is a director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~

~~(vi)    has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~

~~(b)    For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the director’s:~~

~~(i)    annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii)    net worth, on a fair market value basis.~~

~~(c)    An indirect relationship shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.~~

~~Independent Expert. A Person (selected by the Conflicts Committee) with no material current or prior business or personal relationship with the Advisor or a director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment. An investment of $200,000 by the Advisor or an Affiliate thereof to acquire an equity interest in the Corporation.~~
~~Initial Public Offering. The initial public offering of Common Stock registered on Registration Statement No. 333-163411 on Form S-11.~~
~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

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Listed. Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. The term “Listing” shall have the correlative meaning.

MGCL. The Maryland General Corporation Law, as amended from time to time.

~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

~~Net Income. For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.~~

~~Organization and Offering Expenses. All expenses incurred by and to be paid from the assets of the Corporation in connection with and in preparing the Corporation for registration of and subsequently offering and distributing its shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees.~~

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

~~Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~

REIT. Real estate investment trust under Sections 856 through 860 of the Code.

~~Roll-Up Entity. A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the Common Stockholders.~~

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~~Such term does not include:~~

~~(a)    a transaction involving securities of the Corporation that have been Listed for at least 12 months; or~~

~~(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)    the voting rights of Common Stockholders;~~

~~(ii)    the term of existence of the Corporation;~~

~~(iii)    Sponsor or Advisor compensation; or~~

~~(iv)    the Corporation’s investment objectives.~~

SDAT. The State Department of Assessments and Taxation of Maryland.

~~Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation by:~~

~~(a)    taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b)    receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c)    having a substantial number of relationships and contacts with the Corporation;~~

~~(d)    possessing significant rights to control the Corporation’s properties;~~
~~(e)    receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f)    providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

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~~Total Operating Expenses. All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property and other expenses connected with the acquisition, disposition, and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~Unimproved Real Property. The real property of the Corporation that has the following three characteristics:~~

~~(a)    such property was not acquired for the purpose of producing rental or other operating income;~~

~~(b)    there is no development or construction in progress on such land; and~~

~~(c)    no development or construction on such land is planned in good faith to commence on such land within one year.~~

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 1,010,000,000 shares of Capital Stock, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,100,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2, 5.3 or 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

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Section 5.2. Common Stock. Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock. ~~A majority of the members of the Conflicts Committee not otherwise interested in the transaction must approve any offering of preferred stock and have access, at the expense of the Corporation, to the Corporation’s legal counsel or independent legal counsel.~~

Section 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.

Section 5.6. No Preemptive Rights. No holder of shares of Capital Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the Board of Directors may, in authorizing the issuance of shares of Capital Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.

Section 5.7. Issuance of Shares Without Certificates. The Board of Directors may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the share certificates will instead be furnished to stockholders upon request and without charge.

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~~Section 5.8. Suitability and Minimum Investment of Stockholders. Until the Common Stock is Listed, the following provisions shall apply to purchases of shares of Common Stock:~~

~~(a)    To purchase Common Stock, the purchaser must represent to the Corporation:~~

~~(i)    that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(ii)    that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~(b)    The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, and each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8; (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or bank acting as a fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall cause to be maintained for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.~~
~~The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation may each rely upon (i) the Person directly recommending the purchase of shares to a customer if that Person is a FINRA member broker or dealer that has entered into a selling agreement with~~

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~~the Sponsor or the Corporation or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Corporation or their Affiliates to make suitability determinations with respect to the customers of the registered investment adviser who may purchase shares.~~

~~(c)    Each purchase of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~Section 5.9. Dividend Reinvestment Plans. The Board of Directors may establish, from time to time, a dividend reinvestment plan or plans. Under any dividend reinvestment plan, (a) all material information regarding dividends to the Common Stockholders and the effect of reinvesting such dividends, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

~~Section 5.10. Distributions. Only the Board of Directors may authorize payments to stockholders in connection with their stock. The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interest of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Until the Board of Directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the Board of Directors will authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT.~~

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the Board of Directors advises each Common Stockholder of the risks associated with direct ownership of the property, (b) the Board of Directors offers each Common Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~

Section ~~5.11~~5.8. Actions Required if Common Stock Not Listed. If by July 31, 2020 the shares of Common Stock are not Listed, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment extending or eliminating this deadline, declare that the amendment is advisable and direct that the proposed amendment be submitted for consideration at either an annual or special meeting of the stockholders or (b) adopt a resolution that declares a proposed liquidation is advisable on substantially the terms and conditions set forth in the resolution and direct that the proposed liquidation be submitted for consideration at either an annual or special meeting of the stockholders.

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ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions. As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the Board of Directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the Board of Directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

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Initial Date. The date upon which the charter containing this Article VI is filed with the SDAT.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.7 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

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Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date:

(a)    Basic Restrictions.

(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)    No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that this Section 6.2.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii)    Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the Board of Directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the Board of Directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b)    Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in

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any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i)    then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii)    if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach. If the Board of Directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a)    every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation

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stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b)    each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited. Subject to Section 7.7, nothing contained in this Section 6.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the Board of Directors and the charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a)    Subject to Section 6.2.1(a)(ii), the Board of Directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)    the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii)    such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and

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undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii)    such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b)    Prior to granting any exception pursuant to Section 6.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)    Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.2.9. Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under

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the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

~~Until the Common Stock is Listed, to purchase Common Stock, the purchaser must represent to the Corporation: (i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; (ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000; and/or (iii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) meets the more stringent suitability standards of such person’s jurisdiction as set forth in any then effective registration statement of the~~

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~~Corporation as such registration statement has been amended or supplemented as of the date of such purchase. Until the Common Stock is Listed, unless a stockholder is transferring all of his shares of Common Stock, each issuance or transfer of shares of Common Stock for value shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer for value or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so

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paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust ( e.g. , in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

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Section 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND REGULATING
CERTAIN POWERS OF THE CORPORATION
~~BOARD~~AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors. The number of directors of the Corporation shall be ~~four~~three, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. A majority of the seats on the Board of Directors will be for Independent Directors~~. The Conflicts Committee shall nominate all individuals for the Independent Director positions~~. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

~~John C. Alexander, III~~ Frank M. Bishop Stephen J. LaMontagne Harvey E. Tarpley ~~Leo F. Wells, III~~

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~~Section 7.2. Term of Directors. Each director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.~~

~~Section 7.3. Experience. Each director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 7.4. Committees. The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~

~~Section 7.5. Fiduciary Obligations. The directors are fiduciaries of the Corporation and its stockholders. The directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~

~~Section 7.6. Ratification of Charter. At or before the first meeting of the Board of Directors following the date of this amendment and restatement of the charter, the Board of Directors and the Conflicts Committee shall each review and ratify the charter as so amended and restated by majority vote.~~

Section ~~7.7~~7.2. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section ~~7.8~~7.3. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors ~~or the Conflicts Committee~~ consistent with this charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair

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value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; ~~(e) the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, which expenses are excluded from the definition of Total Operating Expenses, and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; and (g~~and (e) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

~~Section 7.9. Compensation of Directors. The Conflicts Committee shall determine the compensation of the Independent Directors.~~
Section ~~7.10~~7.4. Tax on Disqualified Organizations. To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the Board of Directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.

~~ARTICLE VIII~~

~~ADVISOR~~

~~Section 8.1. Appointment and Initial Investment of Advisor. The Board of Directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The Board of Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board of Directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the Advisor shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the Advisor remains an Advisor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~

~~Section 8.2. Supervision of Advisor. The Board of Directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board of Directors. The Conflicts Committee shall determine at least annually whether the total fees and expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable~~

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~~unaffiliated REITs. The Conflicts Committee shall determine from time to time and at least annually that the compensation to be paid to the Advisor and its Affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Conflicts Committee shall also supervise the performance of the Advisor and its Affiliates and the compensation paid to them by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor and its Affiliates; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The Conflicts Committee may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the Board of Directors. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3. Fiduciary Obligations. The Advisor is a fiduciary of the Corporation and its stockholders.~~

~~Section 8.4. Termination. Either the Conflicts Committee (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board of Directors in making an orderly transition of the advisory function.~~

~~Section 8.5. Disposition Fee on Sale of Property. If the Advisor or a director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive : (i) if a brokerage commission is paid to a Person other than an Affiliate of the Sponsor, an amount up to one-half of the total brokerage commissions paid (including the amounts received by the Advisor, director, Sponsor and any Affiliate thereof) but in no event an amount that exceeds 3% of the sales price of such property or properties or (ii) if no brokerage commission is paid to a Person other than the Advisor, director, Sponsor and any Affiliate thereof, an amount up to 3% of the sales price of such property or properties. In either case, however, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~

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~~Section 8.6. Incentive Fees. An interest in the gain from the sale of assets of the Corporation (as opposed to disposition fees, which are the subject of Section 8.5) may be paid to the Advisor or an entity affiliated with the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative. Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees. For purposes of this Section, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.~~

~~Section 8.7. Acquisition Fees. The Corporation shall not purchase a property or invest in or make a mortgage loan if the combined Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced unless a majority of the Board of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction approves the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Corporation. The Corporation may pay Acquisition Fees and Acquisition Expenses in advance of property-acquisition services provided that the method of allocating such Acquisition Fees and Acquisition Expenses to subsequent property or mortgage investments for purposes of the limit set forth in the preceding sentence is reasonable or has been approved by the Conflicts Committee.~~

~~Section 8.8. Reimbursement for Total Operating Expenses. Commencing upon the earlier to occur of four fiscal quarters after (i) the Corporation’s acquisition of its first asset or (ii) six months after commencement of the Initial Public Offering, the Conflicts Committee shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation or by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such Excess Amount was justified. In the event that the Conflicts Committee~~

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~~does not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1. Investment Objectives. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Conflicts Committee shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the Board of Directors.~~

~~Section 9.2. Limitations on Acquisitions. The consideration paid for any real property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the members of the Board of Directors, or the approval of a majority of a committee of the board, provided that the members of the committee approving the transaction would also constitute a majority of the board. In all cases in which a majority of the members of the Conflicts Committee so determine, such fair market value shall be as determined by an Independent Expert.~~
~~The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest.~~

~~Section 9.3. Limitations on Sales to, and Joint Ventures with, Affiliates. The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a director or an Affiliate thereof.~~
~~The Corporation may invest in a joint venture with a Sponsor, the Advisor, a director or an Affiliate thereof; provided, however, that the Corporation may only so invest if both the Conflicts Committee (by majority vote) and the Board of Directors (by majority vote), not otherwise interested in such transaction, approves such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by other joint venturers.~~
~~Section 9.4. Limitations on Other Transactions Involving Affiliates. A majority of the Board of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in such transaction must conclude that all other transactions between the Corporation and a Sponsor, the Advisor, a director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~Section 9.5. Limitations on the Issuance of Options and Warrants. Until the Common Stock of the Corporation is Listed, the Corporation shall not issue options or warrants to~~

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~~purchase Common Stock to the Advisor, a Sponsor, a director or an Affiliate thereof, except on the same terms as such options or warrants are sold to the general public. The Corporation may issue options or warrants to persons other than the Advisor, a director, the Sponsors or any Affiliate thereof prior to Listing the Common Stock, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Conflicts Committee has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, a Sponsor, a director or an Affiliate thereof shall not exceed an amount equal to 10% of the outstanding Common Stock on the date of grant.~~

~~Section 9.6. Limitations on the Repurchase of Common Stock. The Corporation may voluntarily repurchase shares of Common Stock from its stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Corporation may not pay a fee to the Advisor, a Sponsor, a director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Common Stock.~~

Section ~~9.7~~7.5. ~~Limitations on Loans~~ Indemnification. The Corporation ~~will not make any loans to a Sponsor, the Advisor, a director or an Affiliate thereof except as provided in Section 9.11 or to wholly owned subsidiaries (directly or indirectly) of the Corporation~~shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation ~~will not borrow from such parties unless a majority of the Board of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable~~shall pay or reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors ~~or~~and officers ~~or the Advisor or its Affiliates~~under this Section 7.5 in respect of any act or omission that occurred prior to such amendment or repeal.

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~~Section 9.8. Limitations on Leverage. The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the Board of Directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 100% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 100% level shall be approved by a majority of the Board of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in such transaction and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~

~~Section 9.9. Limitations on Investments in Equity Securities. The Corporation may not invest in equity securities unless a majority of the Board of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the such transaction approves such investment as being fair, competitive and commercially reasonable; provided, that an investment in equity securities of a “publicly traded entity” that is otherwise approved by the Conflicts Committee shall be deemed fair, competitive and commercially reasonable if such investment is made through a trade effected on a recognized securities market. This provision is not intended to limit (i) acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Corporation or (iii) investments in asset-backed securities. For the purpose of this section, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.~~
~~Section 9.10. Limitations on Investments in Commodities Contracts. The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~
~~Section 9.11. Limitations Regarding Mortgage Loans. The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which a majority of the members of the Conflicts Committee not otherwise interested in such transaction so determines, and in all cases in which the transaction is with the Advisor, a director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. In addition, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained. Further, the Advisor and the Board of Directors shall observe the following policies in connection with investing in or making mortgage loans:~~
~~(a)    The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~
~~(b)    The Corporation shall not make or invest in mortgage loans, including~~
~~construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount~~

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~~equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~
~~(c)    The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a director or an Affiliate of the Corporation.~~

~~Section 9.12. Limitations on Investments in Unimproved Real Property. The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~

~~Section 9.13. Limitations on Issuances of Securities. The Corporation may not (a) issue equity securities on a deferred payment basis or other similar arrangement; (b) issue debt securities in the absence of adequate cash flow to cover debt service unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to service that higher level of debt as determined by the Board of Directors or a duly authorized executive officer of the Corporation; (c) issue equity securities that are assessable after receipt by the Corporation of the consideration for which the Board of Directors authorized their issuance; (d) issue equity securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share repurchase program; or (e) issue options or warrants to purchase the Corporation’s shares to the Advisor, the Directors, the Sponsor or any Affiliate thereof, except on the same terms as such options or warrants are sold to the general public. The Corporation may issue options or warrants to persons not so connected with the Corporation but not at exercise prices less than the fair market value of such securities on the date of grant and for consideration (which may include services) that, in the judgment of the Conflicts Committee, has a market value less than the value of such option on date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding shares of the Corporation on the date of grant of any options or warrants. The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock. Nothing in this Section 9.13 is intended to prevent the Corporation from issuing equity securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.~~

~~Section 9.14. Limitations on Roll-Up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation's assets shall be obtained from a competent~~

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~~Independent Expert. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and, if applicable, the states in which registration of such securities is sought, as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Corporation’s assets shall be appraised on a consistent basis. The appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~
~~(x)    accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(y)    one of the following:~~

~~(i)    remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii)    receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a)    that would result in the Common Stockholders having democracy rights in a Roll-Up Entity that are less than the rights set forth in Sections 11.1, 11.4, 11.5, 11.6 and 11.7 hereof;~~

~~(b)    that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares of Common Stock held by that investor;~~

~~(c)    in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.7 hereof; or~~

~~(d)    in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~
~~Section 9.15. Limitations on Underwriting. The Corporation may not engage in underwriting or the agency distribution of securities issued by others.~~

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~~Section 9.16. Limitations on Public Offerings. The Corporation may not conduct more than two “best efforts” public offerings registered with the U.S. Securities and Exchange Commission without the approval of the Common Stockholders.~~
~~Section 9.17. Limitations on an Internalization Transaction. The Corporation may not acquire the Advisor or an Affiliate thereof in order to become self-managed, whether by means of a merger, stock acquisition, or asset purchase (an “Internalization Transaction”), unless at least half of the consideration is payable in shares of Common Stock and held in escrow and not released to the Advisor or an Affiliate thereof (or any transferee of either) until (i) the shares of Common Stock trade on a national securities exchange at a price equal to the average original issue price of the shares of Common Stock outstanding at the time of the Internalization Transaction or (ii) the consideration paid (or net sale proceeds distributed) per share of Common Stock in an acquisition (whether by means of a merger, stock acquisition, asset purchase, or similar transaction) or dissolution of the Corporation is equal to the average original issue price of the shares of Common Stock outstanding at the time of the Internalization Transaction. For purposes of this Section, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.~~
~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1. Conflicts Committee.~~

~~(a)    During any time that the Corporation is advised by the Advisor, there shall be a committee (the “Conflicts Committee”) of the Board of Directors composed of all of the Independent Directors. The Conflicts Committee is authorized to select and retain its own legal and financial advisors. In addition to those other powers delegated to the Conflicts Committee by this charter or by the Board of Directors, the Conflicts Committee may act on any matter that may be delegated to a committee under the MGCL. If a matter cannot be delegated to a committee under the MGCL but the Conflicts Committee has determined that the matter at issue is such that the exercise of independent judgment by the directors who are not Independent Directors could reasonably be compromised, both the Board of Directors and the Conflicts Committee must approve the matter. Any board action regarding Organization and Offering Expenses or the selection of an Independent Expert or the matters covered in any of Sections 5.9, 7.6, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 9.1, 9.8, 10.1, 11.1, 12.2 or 12.3 shall require the approval of a majority of the Conflicts Committee.~~

~~(b)    The Conflicts Committee may create a subcommittee of the Conflicts Committee and delegate to the subcommittee any of the powers of the Conflicts Committee. The members of any such subcommittee shall serve at the pleasure of the Conflicts Committee.~~

~~Section 10.2. Meetings of Conflicts Committee. Any notice of a meeting of the Board of Directors shall be deemed to be a notice of a meeting of the Conflicts Committee.~~
~~ARTICLE XI~~

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~~STOCKHOLDERS~~

~~Section 11.1. Meetings of Stockholders. There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to Common Stockholders but not less than 30 days after delivery of such report; the Board of Directors and the Conflicts Committee shall take reasonable efforts to ensure that this requirement is met. A majority of the shares of Common Stock present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the directors. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares of Common Stock entitled to be cast on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, the Secretary shall provide all stockholders within 10 days of receipt of said request notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~

Section ~~11.2~~7.6. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~Section 11.3. Unsolicited Takeover Statute. Until the Common Stock of the Corporation is Listed, the Corporation may not take advantage of any of the permissive provisions of Title 3, Subtitle 8 of the MGCL, as amended from time to time or any successor statute thereto.~~

~~Section 11.4. Voting Rights of Stockholders. The concurrence of the board shall not be required in order for the Common Stockholders to remove directors or to amend the charter or dissolve the corporation. Without the approval of a majority of the shares of Common Stock entitled to vote on the matter, the Board of Directors may not (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in property; (d) sell all or substantially all of~~

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~~the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation.~~

~~Section 11.5. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. No shares of Common Stock may be transferred or issued to the Advisor, a director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the Common Stockholders regarding (a) the removal of such Advisor, director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares of Common Stock necessary to approve a matter on which the Advisor, a director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.6. Right of Inspection. Any Common Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~Section 11.7. Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Common Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper purpose.~~
~~If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is not for a proper purpose but it is instead for the purpose of securing such list of stockholders or other information for the purpose of selling such list or copies thereof, or using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a~~

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~~commercial purpose unrelated to the stockholder’s interest in the Corporation. The remedies provided hereunder to stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to stockholders under federal law or the laws of any state.~~

~~Section 11.8. Reports. The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Conflicts Committee that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a director or any Affiliate thereof occurring in the year for which the annual report is made, and the Conflicts Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The Board of Directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.8 are met. The annual report may be delivered by any reasonable means, including through an electronic medium. Electronic delivery of the annual report or proxy statement shall comply with any then-applicable rules of the U.S. Securities and Exchange Commission.~~

Section ~~11.9~~7.7. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

~~Section 11.10. Liability of Stockholders. The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the Board of Directors authorized their issuance.~~
Section ~~11.11~~7.8. Tender Offers. If any stockholder of the Corporation makes a tender offer, including, without limitation, a “mini-tender” offer, such stockholder must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be

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applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such stockholder must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant stockholder’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section ~~11.11~~7.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section ~~11.11~~7.8. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.8 shall be of no force or effect with respect to Capital Stock that is then Listed.

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~~ARTICLE XII~~

~~LIABILITY OF DIRECTORS,~~
~~OFFICERS, ADVISORS AND OTHER AGENTS~~

Section ~~12.1~~7.9. Limitation of Director and Officer Liability. ~~Except as prohibited by the restrictions provided in Section 12.3~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.1~~7.9, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section ~~12.1~~7.9, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

~~Section 12.2. Indemnification.~~
Section 7.10. Authority to Declare Stock Dividends of Different Classes. Subject to any preferential rights in favor of any class of Preferred Stock, the board of directors, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Corporation to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining stockholder approval.

~~(a)    Except as prohibited by the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify (i) any individual who is a present or former director or officer of the Corporation, (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise, and (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation, from and against any claim, loss, damage or liability to which such indemnitees may become subject or which such indemnitees may incur by reason of the indemnitees’ service in such capacities, and the Corporation shall pay or reimburse reasonable legal expenses and other costs, including attorney’s fees, incurred in investigating or defending any such claim, loss, damage or liability as and when incurred by the indemnitees and in advance of the final disposition of a proceeding and without requiring a preliminary determination of the ultimate entitlement to indemnification. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the Board of Directors to provide such indemnification and advancement of expenses to any employee or agent of the Corporation or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation.~~

~~(b)    Notwithstanding the foregoing, the Corporation shall not indemnify the directors or officers of the Corporation or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities~~

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~~law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(c)    No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~Section 12.3. Limitation on Exculpation and Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of any particular indemnitee under Section 12.2(a) for any liability or loss suffered by such indemnitee, nor shall such indemnitee be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(a)    Such indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(b)    Such indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(c)    Such liability or loss was not the result of:~~
~~(i)    negligence or misconduct by the particular indemnitee (excluding the Independent Directors); or~~
~~(ii)    gross negligence or willful misconduct by the particular indemnitee who is an Independent Director.~~
~~(d)    Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its Common Stockholders.~~

 ~~Section 12.4. Limitation on Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an indemnitee in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services by such indemnitee on behalf of the Corporation, (b) the legal proceeding was initiated by a third party who is not a Common Stockholder or, if by a Common Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the particular indemnitee undertakes to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

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ARTICLE ~~XIII~~VIII

AMENDMENT

~~Subject to Section 11.4, the~~The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.
ARTICLE ~~XIV~~IX
GOVERNING LAW
The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof~~; provided that the foregoing choice of law shall not restrict the application of any state's securities laws to the sale of securities to its residents or within such state~~.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised and approved by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, ~~Wells Core~~Signature Office ~~Income~~ REIT, Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its ~~President and attested to by its~~Chief Operating Officer, Executive Vice President, Treasurer and Secretary and attested to by its Senior Vice President and Chief Financial Officer on this ____ day of ~~August~~_______, ~~2011~~201_.

~~WELLS CORE~~SIGNATURE OFFICE ~~INCOME~~ REIT, INC.

By:	(SEAL)
~~Leo F~~Douglas P. ~~Wells, III~~Williams Chief Operating Officer, Executive Vice President, Treasurer and Secretary

ATTEST

By:
~~Douglas P~~Glen F. ~~Williams~~Smith ~~Executive~~ Senior Vice President~~, Treasurer~~ and ~~Secretary~~Chief Financial Officer

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SIGNATURE OFFICE REIT, INC.
PROXY FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

Your Proxy Vote is important!

Please remember that you can Vote your Proxy by INTERNET or TELEPHONE.

It Saves Money! Voting by Internet or telephone saves postage costs, which can help minimize Signature REIT’s expenses.

It Saves Time! Vote instantly by Internet or by telephone – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it in hand.

2. Call toll-free 1-800-337-3503, or go to the website: www.SignatureREIT.com/proxy

3. Follow the recorded or on-screen instructions.

4. Unless you wish to change your vote, do not mail your Proxy Card if you vote by Internet or telephone.

Please detach at perforation before mailing.

PROXY	SIGNATURE OFFICE REIT, INC.	PROXY
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS – AUGUST 6, 2014
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Douglas P. Williams and Glen F. Smith, and each of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SIGNATURE OFFICE REIT, INC., to be held on August 6, 2014, at 1:30 p.m. at the Atlanta Marriott Norcross, 475 Technology Parkway NW, Norcross, GA 30092, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of the Annual Meeting of Stockholders, the proxy statement, and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees in Proposal 1, “FOR” the proposals to amend our charter in Proposal 2, and “FOR” Proposal 3. The proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the August 6, 2014, meeting date.

Internet and telephone proxy authorization must be received by 1:30 p.m. (ET), August 6, 2014, in order for your votes to be certified in the final tabulation. In the event that the Annual Meeting is adjourned, Internet and telephone proxy authorizations must be received by the day the meeting is resumed.

VOTE BY INTERNET: www.SignatureREIT.com/proxy
VOTE BY TELEPHONE: 1-800-337-3503
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Shareholder sign here	Date

Co-Owner sign here	Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for Signature Office REIT, Inc.
Stockholder Meeting to Be Held on August 6, 2014

You are receiving this communication because you hold shares in Signature Office REIT, Inc. (“Signature REIT”). This is to inform you that the materials you should review before casting your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and online. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for this meeting and the 2013 Annual Report are available at: www.SignatureREIT.com/proxy

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TOUCH-TONE PHONE.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

Unless you direct otherwise, this submitted proxy will be voted as our board recommends.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, "FOR" THE FOUR PROPOSALS TO AMEND THE CHARTER CONTAINED IN PROPOSAL 2, AND "FOR" PROPOSAL 3 AS DESCRIBED IN THE PROXY STATEMENT.

1.	To vote for the election of directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Frank M. Bishop	02. Stephen J. LaMontagne	03. Harvey E.Tarpley	☐	☐	☐

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’(s) number(s) on the line below.

2.	To approve the following proposals to amend the charter to:			FOR	AGAINST	ABSTAIN

A. Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions.
				☐	☐	☐
	B. Add language to specify that the charter provision regarding the requirements of tender offers will only apply until we list our shares on a national securities exchange.			☐	☐	☐
	C. Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock.			☐	☐	☐
	D. Eliminate a provision that exempts us from the application of Subtitle 8 of Title 3 of the Maryland General Corporation Law.			☐	☐	☐
3.	To approve an adjournment of the Annual Meeting to solicit additional proxies if necessary:			☐	☐	☐

	YES	NO
I PLAN TO ATTEND THE ANNUAL STOCKHOLDER MEETING AT 1:30 PM ET ON AUGUST 6, 2014 IN NORCROSS, GA.	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.